CONFORMED COPY



================================================================================




                                    FIVE-YEAR

                             COMPETITIVE ADVANCE AND

                       REVOLVING CREDIT FACILITY AGREEMENT

                          Dated as of December 7, 2000

                                      among

                            STILWELL FINANCIAL INC.,


                           JANUS CAPITAL CORPORATION,


                            THE LENDERS NAMED HEREIN,


              WELLS FARGO BANK WEST, N.A., as Documentation Agent,


                 THE CHASE MANHATTAN BANK, as Syndication Agent,


                                       and

                                 CITIBANK, N.A.,
                  as Administrative Agent and Swingline Lender,

                      ------------------------------------



           CHASE SECURITIES, INC., as Co-Arranger and Co-Book Manager


     SALOMON SMITH BARNEY INC., as Advisor, Co-Arranger and Co-Book Manager




================================================================================

                                TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I.  DEFINITIONS..................................................................................1

         SECTION 1.01.  Defined Terms....................................................................1
         SECTION 1.02.  Terms Generally.................................................................12


ARTICLE II.  THE CREDITS................................................................................12

         SECTION 2.01.  Commitments.....................................................................12
         SECTION 2.02.  Loans...........................................................................12
         SECTION 2.03.  Competitive Bid Procedure.......................................................13
         SECTION 2.04.  Standby Borrowing Procedure.....................................................15
         SECTION 2.05.  Interest Elections..............................................................15
         SECTION 2.06.  Fees............................................................................16
         SECTION 2.07.  Repayment of Loans; Evidence of Debt............................................16
         SECTION 2.08.  Interest on Loans...............................................................17
         SECTION 2.09.  Default Interest................................................................18
         SECTION 2.10.  Alternate Rate of Interest......................................................18
         SECTION 2.11.  Termination and Reduction of Commitments........................................18
         SECTION 2.12.  Prepayment......................................................................18
         SECTION 2.13.  Reserve Requirements; Change in Circumstances...................................19
         SECTION 2.14.  Change in Legality..............................................................20
         SECTION 2.15.  Indemnity.......................................................................20
         SECTION 2.16.  Pro Rata Treatment..............................................................21
         SECTION 2.17.  Sharing of Setoffs..............................................................21
         SECTION 2.18.  Payments........................................................................21
         SECTION 2.19.  Taxes...........................................................................22
         SECTION 2.20.  Termination or Assignment of Commitments Under Certain Circumstances............23
         SECTION 2.21.  Lending Offices and Lender Certificates; Survival of Indemnity..................23
         SECTION 2.22.  Swingline Loans.................................................................24
         SECTION 2.23.  Increase in Total Commitment....................................................25


ARTICLE III.  REPRESENTATIONS AND WARRANTIES............................................................26

         SECTION 3.01.  Corporate Existence and Standing................................................26
         SECTION 3.02.  Authorization and Validity......................................................26
         SECTION 3.03.  No Conflict; Governmental Consent...............................................26
         SECTION 3.04.  Compliance with Laws; Environmental and Safety Matters..........................26
         SECTION 3.05.  Financial Statements............................................................27
         SECTION 3.06.  No Material Adverse Change......................................................27
         SECTION 3.07.  Subsidiaries....................................................................27
         SECTION 3.08.  Litigation; Contingent Obligations..............................................27
         SECTION 3.09.  Material Agreements.............................................................27
         SECTION 3.10.  Regulation U....................................................................27
         SECTION 3.11.  Investment Company Act; Public Utility Holding Company Act......................28
         SECTION 3.12.  Use of Proceeds.................................................................28
         SECTION 3.13.  Taxes...........................................................................28
         SECTION 3.14.  Accuracy of Information.........................................................28
         SECTION 3.15.  No Undisclosed Dividend Restrictions............................................28

ARTICLE IV.  CONDITIONS OF LENDING......................................................................28

         SECTION 4.01.  All Borrowings, Extension of Maturity Date and Increase in
                  Total Commitment .....................................................................28
         SECTION 4.02.  Conditions Precedent to Closing.................................................29




ARTICLE V.  AFFIRMATIVE COVENANTS.......................................................................29

         SECTION 5.01.  Conduct of Business; Maintenance of Ownership of Subsidiaries and
                  Maintenance of Properties.............................................................30
         SECTION 5.02.  Insurance.......................................................................30
         SECTION 5.03.  Compliance with Laws and Payment of Material Obligations and Taxes..............30
         SECTION 5.04.  Financial Statements, Reports, etc..............................................30
         SECTION 5.05.  Other Notices...................................................................31
         SECTION 5.06.  Books and Records; Access to Properties and Inspections.........................31
         SECTION 5.07.  Use of Proceeds.................................................................31

ARTICLE VI.  NEGATIVE COVENANTS.........................................................................31

         SECTION 6.01.  Indebtedness....................................................................32
         SECTION 6.02.  Liens...........................................................................32
         SECTION 6.03.  Sale and Lease-Back Transactions................................................33
         SECTION 6.04.  Mergers, Consolidations and Transfers of Assets.................................34
         SECTION 6.05.  Transactions with Affiliates....................................................34
         SECTION 6.06.  Certain Other Agreements........................................................34
         SECTION 6.07.  Certain Financial Covenants.....................................................35
         SECTION 6.08.  Margin Stock....................................................................35

ARTICLE VII.  EVENTS OF DEFAULT.........................................................................35

ARTICLE VIII.  GUARANTEE................................................................................37

ARTICLE IX.  THE AGENT..................................................................................38

ARTICLE X.  MISCELLANEOUS...............................................................................39

         SECTION 10.01.  Notices........................................................................39
         SECTION 10.02.  Survival of Agreement..........................................................40
         SECTION 10.03.  Binding Effect.................................................................40
         SECTION 10.04.  Successors and Assigns.........................................................40
         SECTION 10.05.  Expenses; Indemnity............................................................42
         SECTION 10.06.  Right of Setoff................................................................43
         SECTION 10.07.  Applicable Law.................................................................43
         SECTION 10.08.  Waivers; Amendment.............................................................43
         SECTION 10.09.  Interest Rate Limitation.......................................................44
         SECTION 10.10.  Entire Agreement...............................................................44
         SECTION 10.11.  Waiver of Jury Trial...........................................................44
         SECTION 10.12.  Severability...................................................................44
         SECTION 10.13.  Counterparts...................................................................44
         SECTION 10.14.  Headings.......................................................................44
         SECTION 10.15.  Jurisdiction; Consent to Service of Process....................................44
         SECTION 10.16.  Confidentiality................................................................45

Schedule 2.01            Commitments
Schedule 3.07            Subsidiaries
Schedule 3.08            Litigation
Schedule 3.15            Dividend Restrictions
Schedule 6.01            Indebtedness
Schedule 6.02            Liens

Exhibit A-1              Form of Competitive Bid Request
Exhibit A-2              Form of Notice of Competitive Bid Request
Exhibit A-3              Form of Competitive Bid
Exhibit A-4              Form of Competitive Bid Accept/Reject Letter
Exhibit A-5              Form of Standby Borrowing Request


Exhibit B                Form of Assignment and Acceptance
Exhibit C-1              Form of Opinion of Sonnenschein Nath & Rosenthal
Exhibit C-2              Form of Opinion of Hogan & Hartson LLP
Exhibit D                Form of Compliance Certificate
Exhibit E                Form of Confidentiality Agreement

                         FIVE-YEAR  COMPETITIVE  ADVANCE  AND  REVOLVING  CREDIT
                    FACILITY AGREEMENT dated as of December 7, 2000, among STILWELL FINANCIAL INC., a Delaware corporation ("Stilwell" or a "Borrower"), JANUS CAPITAL CORPORATION, a Colorado corporation ("Janus" or a "Borrower", and together with Stilwell, the Borrowers"), the lenders party hereto (the "Lenders"), CITIBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swingline Lender, WELLS FARGO BANK WEST, N.A., as Documentation Agent for the Lenders, and THE CHASE MANHATTAN BANK, as Syndication Agent for the Lenders.

                  The Borrowers have requested the Lenders to extend credit in order to enable them to borrow on a standby revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I) a principal amount not in excess of $300,000,000 at any time outstanding; of which Stilwell shall be permitted to borrow a principal amount not in excess of $200,000,000 at any time outstanding and Janus shall be permitted to borrow a principal amount not in excess of $100,000,000 at any time outstanding; provided that Janus' obligations hereunder are guaranteed by Stilwell. The Borrowers have also requested the Lenders to provide a procedure pursuant to which the Lenders may be invited to bid on an uncommitted basis on short-term borrowings by each of the Borrowers.

                  The proceeds of borrowings hereunder are to be used for working capital and general corporate purposes including, without limitation,
(a) to repurchase outstanding shares of capital stock of either of the Borrowers or their subsidiaries and (b) to finance acquisitions by the Borrowers.

                  The Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions herein set forth. Accordingly, the Borrowers, the Lenders and the Agent agree as follows:

ARTICLE I.  DEFINITIONS

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

                  "ABR Loan" shall mean any Standby Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

                  "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of
(a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

                  "Administrative Questionnaire" shall mean an Administrative Questionnaire supplied by the Agent in the form of Exhibit F.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified and in any case shall include, when used with respect to the Borrower or any Subsidiary, any joint venture in which the Borrower or such Subsidiary holds an equity interest.

                  "Agent's Fees" shall have the meaning assigned to such term in
Section 2.06(b).

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City; the Prime Rate is not intended to be the lowest rate of interest charged by the Agent in connection with extensions of credit to debtors; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of
(a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" shall mean on any date, with respect to the Loans comprising any Eurodollar Standby Borrowing, the Facility Fee, or the Utilization Fee, as the case may be, the applicable percentage set forth in the table below based upon the Leverage Ratio as of the most recent determination date; provided that until the delivery of financial statements under Section 5.04(a) as of the end of and for the first fiscal year commencing after the Effective Date, the "Applicable Percentage" for all purposes shall be the applicable rate per annum set forth below in Level 1:

         Eurodollar Standby Borrowings, Facility Fee and Utilization Fee
         ---------------------------------------------------------------
                                        Eurodollar   Facility   Utilization
       Leverage Ratio:                   Spread         Fee        Fee
       ---------------
       Level 1
       -------
       Less than or equal to 1.00 to     0.300%       0.150%         0.175%
       1.00

       Level 2
       -------
       Greater than 1.00 to 1.00 and
       less than or equal to 1.50 to
       1.00                              0.375%       0.175%         0.250%

       Level 3
       -------
       Greater than 1.50 to 1.00         0.500%       0.250%         0.375%


                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of Stilwell's fiscal year based upon Stilwell's consolidated financial statements delivered pursuant to Section 5.04(a) or (b) and (ii) each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be at Level 3 at the option of the Agent or at the request of the Required Lenders if Stilwell fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.04(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

                  "Assessment Rate" shall mean, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be reasonably determined by the Agent to be representative of the cost of such insurance to the Lenders.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent, in the form of Exhibit B.

                  "Attributable Debt" shall mean, in connection with a Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the lease) of the obligations of the lessee for rental payments during the term of the Lease.

                  "Average Assets Under Management" shall mean, on any date, the average of assets under management by Stilwell and its Consolidated Subsidiaries for the period of three consecutive months ending on such date, the average of which is computed by accumulating the daily total for assets under management and dividing such result by the total number of days during such three month period, which computation shall be made in a manner consistent with the computations reported in Stilwell's Current Report on Form 8-K filed with the Securities and Exchange Commission each month. For any date that is not the last day of a month, the average will be computed based upon the last day of the month most recently ended prior to such date and in the same manner described herein.

                  "B Share Fees" shall mean (a) the contingent deferred sales charges payable by an investor in a load fund offered by Janus upon any redemption by such investor prior to a certain number of years after such investor's investment in such fund and (b) the distribution fees payable by an investor in a load fund offered by Janus, in each case payable at the times and in the amounts described in the Janus World Funds plc prospectus dated October 23, 2000, the Janus Universal Funds prospectus dated March 8, 2000, in each case as amended from time to time, or the prospectus for any other substantially similar fund.

                  "B Share Purchaser" shall mean either a Finance Subsidiary or a financial institution or trust that purchases B Share Fees in connection with a Permitted B Share True Sale Transaction.

                  "Berger" shall mean Stilwell Management, Inc., formerly known as Berger Associates, Inc., a Delaware corporation.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

                  "Borrower" or "Borrowers" shall mean Stilwell and/or Janus, as applicable.

                  "Borrowing" shall mean (a) a group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by the Lender or Lenders whose Competitive Bids have been accepted pursuant to Section 2.03) on a single date and as to which a single Interest Period is in effect or (b) a Swingline Loan.

                  "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capitalized Lease Obligations" of any person shall mean the obligations of such person under any lease that would be capitalized on a balance sheet of such person prepared in accordance with GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986.

                  A "Change in Control" shall be deemed to have occurred if (i) at any time, less than 75% of the members of the board of directors of Stilwell shall be (A) individuals who are members of such board on the date hereof or (B) individuals whose election, or nomination for election by Stilwell's stockholders, was approved by a vote of at least 75% of the members of the board then in office who are individuals described in this clause (B) or in the preceding clause (A) or (ii) at any time, any person or any two or more persons acting as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of Stilwell, shall become, according to public announcement or filing, the "beneficial owner" (as defined in Rule 13d-3 issued under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of Stilwell representing 30% or more (calculated in accordance with such Rule 13d-3) of the combined voting power of Stilwell's then outstanding voting securities.

                  "Citibank" shall mean Citibank, N.A.

                  "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Standby Loans and to acquire participations in Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.11, (b) increased pursuant to Section 2.23 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. As of the date hereof, the aggregate amount of the Lenders' Commitments is $300,000,000.

                  "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.03.

                  "Competitive   Bid   Accept/Reject   Letter"   shall   mean  a
notification made by the Borrower pursuant to Section 2.03(d) in the form of Exhibit A-4.

                  "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a Lender pursuant to Section 2.03(b), (i) in the case of a Eurodollar Loan, the Margin, and (ii) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

                  "Competitive Bid Request" shall mean a request made pursuant to Section 2.03 in the form of Exhibit A-1.

                  "Competitive Borrowing" shall mean a borrowing consisting of a Competitive Loan or concurrent Competitive Loans from a Lender or certain Lenders whose Competitive Bids for such Borrowing have been accepted by a Borrower under the bidding procedure described in Section 2.03.

                  "Competitive Loan" shall mean a Loan from a Lender to a Borrower pursuant to the bidding procedure described in Section 2.03. Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan.

                  "Confidential   Memorandum"   shall   mean  the   Confidential
Information Memorandum of the Borrowers dated October 23, 2000.

                  "Consolidated Adjusted Net Worth" shall mean, on any date, the stockholders' equity of Stilwell and the Consolidated Subsidiaries on such date, computed and consolidated in accordance with GAAP, minus "accumulated other comprehensive income" as shown on Stilwell's consolidated balance sheet under stockholders' equity.

                  "Consolidated EBITDA" shall mean, for any period, the sum for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense,
(c) provision for income taxes for Stilwell and the  Consolidated  Subsidiaries,
(d) any amount which in the determination of Consolidated Net Income has been deducted for depreciation expense or amortization expense and (e) to the extent not included in clause (d), writeoffs of goodwill (excess of purchase cost over net assets acquired), in each case determined in accordance with GAAP.

                  "Consolidated Interest Expense" shall mean, for any period, total interest expense of Stilwell and the Consolidated Subsidiaries on a consolidated basis for such period, determined in accordance with GAAP, including (i) the amortization of debt discounts to the extent included in interest expense in accordance with GAAP, (ii) the amortization of all fees (including fees with respect to interest rate protection agreements or other interest rate hedging arrangements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP and (iii) the portion of any rents payable under capital leases allocable to interest expense in accordance with GAAP.

                  "Consolidated Net Income" shall mean, for any period, the net income of Stilwell and the Consolidated Subsidiaries on a consolidated basis for such period but without giving effect to any extraordinary gains and gains from the sale of assets (other than in the ordinary course of business), determined in accordance with GAAP.

                  "Consolidated Net Loss" shall mean, for any period, the net loss of Stilwell and the Consolidated Subsidiaries on a consolidated basis for such period plus writeoffs of goodwill (excess of purchase cost over net assets acquired), in each case determined in accordance with GAAP.

                  "Consolidated   Net  Worth"  shall  mean,  on  any  date,  the
stockholders' equity of Stilwell and the Consolidated Subsidiaries on such date, computed and consolidated in accordance with GAAP.

                  "Consolidated Subsidiary" shall mean each Subsidiary the financial statements of which shall be required to be consolidated with the financial statements of Stilwell in accordance with GAAP.

                  "Consolidated Total Indebtedness" shall mean at any date all Indebtedness of Stilwell and the Consolidated Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

                  "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Stilwell or any Subsidiary, are treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

                  "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

                  "dollars" or "$" shall mean lawful money of the United States of America.

                  "DST Systems" shall mean DST Systems, Inc., a Delaware corporation.

                  "Eligible Assignee" shall mean (a) a Lender, (b) an Affiliate of a Lender, or (c) any other Person approved by (i) the Agent, (ii) unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 10.04, the Borrowers and (iii) in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its Swingline Exposure, the Swingline Lender, such approval by the Agent, the Borrowers and the Swingline Lender, as applicable, not to be unreasonably withheld or delayed; provided, however, that none of (1) a Borrower, (2) any Affiliate of a Borrower or (3) an investment manager, an investment company or any similar entity shall qualify as an Eligible Assignee .

                  "Environmental Lien" shall mean a Lien in favor of any governmental entity for (a) any liability under Federal or state environmental laws or regulations (including, without limitation, RCRA and CERCLA) or (b) damages arising from costs incurred by such governmental entity in response to a release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

                  "Eurodollar Competitive Borrowing" shall mean a Borrowing comprised of Eurodollar Competitive Loans.

                  "Eurodollar Competitive Loan" shall mean any Competitive Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

                  "Eurodollar Loan" shall mean any Eurodollar Competitive Loan or Eurodollar Standby Loan.

                  "Eurodollar   Standby   Borrowing"   shall  mean  a  Borrowing
comprised of Eurodollar Standby Loans.

                  "Eurodollar Standby Loan" shall mean any Standby Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

                  "Event of Default" shall have the meaning assigned to such term in Article VII.

                  "Excess Margin Stock" means that portion, if any, of the Margin Stock owned by Stilwell and its Subsidiaries that must be excluded from the restrictions imposed by Section 6.02 and Section 6.04 in order for the value (determined in accordance with Regulation U) of the Margin Stock subject to such Sections to account for less than 25% of the aggregate value (as so determined) of all assets subject to such Sections.

                  "Facility Fee" shall have the meaning assigned to such term in
Section 2.06(a).

                  "Fee Letter" shall mean the letter agreement dated as of October 22, 2000 among Stilwell, the Agent and Salomon Smith Barney Inc.

                  "Fees" shall mean the Facility Fee, the Utilization Fee and the Agent's Fees.

                  "Finance Subsidiary" shall mean a special purpose subsidiary engaged solely in purchasing, owning and financing receivables as part of a Permitted B Share True Sale Transaction.

                  "Financial  Officer" of any  corporation  shall mean the chief
financial  officer,   principal   accounting  officer,   vice-president-finance,
treasurer or controller of such corporation.

                  "Fixed Charge Ratio" shall mean for any period of four consecutive fiscal quarters ended on the last day of any fiscal quarter, the ratio of (a) Consolidated EBITDA for such period to (b) the sum of (i) Consolidated Interest Expense for such period and (ii) required payments during such period of principal of Indebtedness including the portion of any rents payable under capital leases allocable to principal in accordance with GAAP.

                  "Fixed Rate Borrowing" shall mean a Borrowing comprised of Fixed Rate Loans.

                  "Fixed Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (expressed in the form of a decimal to no more than four decimal places) specified by the Lender making such Loan in its Competitive Bid.

                  "GAAP" shall mean U.S. generally accepted accounting principles, applied on a consistent basis.

                  "Governmental  Authority" shall mean any Federal, state, local
or  foreign  court  or  governmental  agency,   authority,   instrumentality  or
regulatory body.

                  "Guarantee" of a person means any agreement by which such person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other person, or agrees to maintain the net worth or working capital or other financial condition of any other person or otherwise assures any creditor of such other person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such person in connection with any application for a Letter of Credit. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantor" shall mean Stilwell.

                  "Indebtedness" of any person shall mean, without  duplication,
(a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes, acceptances, equipment trust certificates or similar instruments, (c) all obligations of such person issued or assumed as the deferred purchase price of property or services other than accounts payable arising in the ordinary course of such person's business on terms customary in the trade, (d) all obligations of such person, whether or not assumed, secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or payable out of the proceeds or production from property owned or acquired by such person, (e) Capitalized Lease Obligations of such person, (f) all Guarantees by such person of Indebtedness of others and (g) any other obligations or securities (other than obligations arising pursuant to the Janus Stock Purchase Agreement and certain other stock purchase agreements and restriction agreements requiring Stilwell to purchase outstanding capital stock of Janus from minority stockholders of Janus) which such person is directly or indirectly obligated to repay, redeem, retire, extinguish or repurchase on or prior to the Maturity Date
(i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any person other than the issuer thereof or
(iii) upon the occurrence of a condition not solely within the control of the issuer thereof or obligor thereon, such as a redemption out of future earnings. The Indebtedness of any person shall include the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such person is not liable therefor.

                  "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable thereto and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration or a Fixed Rate Loan with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration or 90 days duration, as the case may be, been applicable to such Loan and, in addition, the date of any refinancing or conversion of such Loan with or to a Loan of a different Type.

                  "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3, 6 or, if available, 9 or 12, months thereafter, as the Borrower may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the date 90 days thereafter or, if earlier, on the Maturity Date or the date of prepayment of such Borrowing, (c) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offer to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than seven days after the date of such Borrowing or later than 360 days after the date of such Borrowing and (d) as to any Swingline Loan, the period commencing on the date of such Swingline Loan and ending on the earlier of (x) the Maturity Date and (y) the fifth Business Day after the date of such Swingline Loan; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Janus" shall mean Janus Capital Corporation, a Colorado corporation.

                  "Janus Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated April 13, 1984 by and among Kansas City Southern Industries, Inc. and Thomas H. Bailey, William C. Mangus, Bernard E. Niedermeyer III, Michael Stolper and Jack R. Thompson, as amended prior to the date hereof including pursuant to the Assignment and Assumption Agreement and Fifth Amendment to Stock Purchase Agreement dated November 19, 1999 by and among Kansas City Southern Industries, Inc., Stilwell Financial Inc. and Thomas H. Bailey and Michael Stolper.

                  "Lenders" shall mean (a) the financial  institutions listed on
Schedule 2.01 (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

                  "Letter of Credit" of a person shall mean a letter of credit or similar instrument that is issued upon the application of such person or upon which such person is an account party or for which such person is in any way liable.

                  "Leverage Ratio" shall mean, on any date, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Stilwell ended on such date (or, if such date is not the last day of a fiscal quarter, on the last day of the fiscal quarter of Stilwell most recently ended prior to such date).

                  "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowings for such Interest Period shall be the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which dollar deposits offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount that would be the Reference Banks' respective ratable shares of such Eurodollar Borrowing if such Eurodollar Borrowing were to be a Standby Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period. If the Telerate Page 3750 (or any successor page) is unavailable, the LIBO Rate for any Interest Period for each Eurodollar Competitive Borrowing comprising part of the same Competitive Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of
Section 2.08.

                  "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan" shall mean a Competitive Loan or a Standby Loan, whether made as a Eurodollar Loan, an ABR Loan, a Fixed Rate Loan or a Swingline Loan, each as permitted hereby.

                  "Loan Documents" shall mean this Agreement and the Fee Letter (and the commitment letter executed in connection therewith).

                  "Lowry Property" shall mean a parcel of land consisting of approximately 35.4 acres located at the former Lowry Air Force Base in Denver, Colorado. The Lowry Property will be owned by Janus Properties, LLC, a wholly-owned subsidiary of Janus.

                  "Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

                  "Margin Stock" shall have the meaning given such term under Regulation U.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of either Borrower and its Related Subsidiaries taken as a whole, (b) the ability of either Borrower to perform any of its obligations under any

Loan Document or to complete the Transactions in any material respect or (c) the rights of or benefits available to the Lenders under any Loan Document.

                  "Maturity Date" shall mean December 7, 2005.

                  "Multiemployer   Plan"   shall   mean   a  Plan   that   is  a
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA as to which Stilwell or any member of the Controlled Group may have any liability.

                  "Multiple Employer Plan" shall mean a Plan that is a single-employer plan which has two or more contributing sponsors at least two of whom are not under common control or who made contributions under such Plan during the preceding five years.

                  "Nelson" shall mean Nelson Money Managers plc, an English corporation.

                  "2000 Credit Agreement" shall mean the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of January 11, 2000 among Stilwell, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Bank of America N.A., as documentation agent, and Fleet National Bank, as syndication agent, as amended, supplemented or otherwise modified from time to time.

                  "Obligations" shall mean all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid Fees and all other obligations of the Borrowers to the Lenders or to any Lender or the Agent arising under the Loan Documents.

                  "PBGC" shall mean the Pension Benefit Guarantee Corporation referred to and defined in ERISA.

                  "Permitted B Share Recourse Financing Transaction" shall mean any pledge by Janus of the B Share Fees to third parties in order to secure Indebtedness extended by such third parties; provided that the Agent shall be satisfied with the structure and documentation for such transaction and that the terms of such transaction, including the advance rate and any termination events, shall be consistent with those prevailing in the market at the time for similar transactions.

                  "Permitted  B Share  Transactions"  shall mean a  Permitted  B
Share  True  Sale  Transaction  or  a  Permitted  B  Share  Recourse   Financing
Transaction.

                  "Permitted B Share True Sale Transaction" shall mean any sale by Janus of the B Share Fees to a B Share Purchaser in a true sale transaction without any recourse based upon the collectibility of the B Share Fees sold and the sale or pledge of such B Share Fees (or an interest therein) by such B Share Purchaser, in each case without any Guarantee by, or other recourse to, or credit support by, Janus or any Related Subsidiary (other than to such B Share Purchaser, if it is a Finance Subsidiary) or recourse to any assets of Janus or any of its Related Subsidiaries; provided that the Agent shall be satisfied with the structure and documentation for such transaction and that the terms of such transaction, including the price at which B Share Fees are sold to such B Share Purchaser and any termination events, shall be consistent with those prevailing in the market at the time for similar transactions.

                  "Permitted Subordinated Debt" means any unsecured Indebtedness of Stilwell (a) the principal of which is not by its terms required to be repaid, prepaid, redeemed, repurchased or defeased, in whole or in part, at the option of any holder thereof or on any date prior to the Maturity Date, (b) that is not guaranteed by any Subsidiary, (c) that is fully subordinated to the Obligations of Stilwell in the event of any bankruptcy, reorganization or insolvency proceeding with respect to Stilwell, (d) that provides that no payments of interest will be made during the continuance of any Default in the payment of the principal of or interest on the Obligations, (e) that provides on customary terms that payments of interest may be suspended for a period of 180 days during the continuance of non-payment Defaults upon notice given by the Agent on behalf of the Lenders and (f) the subordination provisions of which, insofar as they relate to the Obligations, are otherwise customary for publicly offered subordinated debt securities.

                  "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, or any agency or political subdivision thereof.

                  "Plan" shall mean any employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code as to which Stilwell or any member of the Controlled Group may have any liability.

                  "Pro Rata Percentage" of any Lender at any time shall mean the percentage of the Total Commitment represented by such Lender's Commitment. In the event that the Total Commitment shall have expired or been terminated, the Pro Rata Percentage with respect to any Lender shall be such Lender's Pro Rata Percentage most recently in effect prior to such expiration or termination of the Total Commitment, giving effect to any subsequent assignments pursuant to
Section 10.04.

                  "Projections"  shall have the meaning assigned to such term in
Section 3.05(b).

                  "RCRA" shall mean the Resources Conservation and Recovery Act, as the same may be amended from time to time.

                  "Reference  Banks"   shall  mean  Citibank,  N.A.,  The  Chase
Manhattan Bank and Wells Fargo Bank West, N.A.

                  "Register" shall have the meaning given such term in Section 10.04(d).

                  "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Related   Subsidiaries"   shall  mean  (a)  with  respect  to
Stilwell, each of its subsidiaries, other than Janus and each of Janus' subsidiaries and (b) with respect to Janus, each of its subsidiaries.

                  "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section with respect to a Plan (other than a Multiemployer Plan), excluding, however, such events as to which the PBGC by regulation or by technical update waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a reportable event regardless of the issuance of any waiver in accordance with
Section 412(d) of the Code.

                  "Required Lenders" shall mean, at any time, Lenders in the aggregate holding more than 50% of the Total Commitment or, for purposes of acceleration pursuant to clause (ii) of Article VII or if the Total Commitment has been terminated, Lenders in the aggregate representing more than 50% of the sum of the Revolving Credit Exposure and the principal amount of the outstanding Competitive Loans.

                  "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

                  "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Standby Loans of such Lender plus the aggregate amount at such time of such Lender's Swingline Exposure.

                  "Sale and Leaseback Transaction" shall have the meaning assigned to such term in Section 6.03.

                  "Standby Borrowing" shall mean a borrowing consisting of simultaneous Standby Loans from each of the Lenders.

                  "Standby Borrowing Request" shall mean a request made pursuant to Section 2.04 in the form of Exhibit A-5.

                  "Standby Loans" shall mean the revolving loans made by the Lenders to a Borrower pursuant to Section 2.04. Each Standby Loan shall be a Eurodollar Standby Loan or an ABR Loan.

                  "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject (a) with respect to the Base CD Rate (as such term is used in the definition of "Alternate Base Rate"), for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include any imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefits of or credit for proration, exemptions or offsets. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Stilwell" shall mean Stilwell Financial Inc., a Delaware corporation.

                  "subsidiary" shall mean, with respect to any person, any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests or limited liability company interests or other ownership interests are, at the time any determination is being made, owned, controlled or held.

                  "Subsidiary" shall mean any subsidiary of Stilwell.

                  "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time.

                  "Swingline Lender" means Citibank, in its capacity as lender of Swingline Loans hereunder, or another Lender that has agreed to provide Swingline Loans hereunder; provided that Janus shall have delivered to the Agent a written notice that it has elected to replace Citibank as Swingline Lender (it being understood that there shall be only one Swingline Lender hereunder at any time).

                  "Swingline  Loan"  means a Loan  made  to  Janus  pursuant  to
Section 2.22.

                  "364-Day Agreement" shall mean the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of the date hereof among the Borrowers, the lenders party thereto and the Agent.

                  "Total Commitment" shall mean at any time the aggregate amount of the Lenders' Commitments under this Agreement, as in effect at such time.

                  "Transactions" shall have the meaning assigned to such term in
Section 3.02.

                  "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the Adjusted LIBO Rate, the LIBO Rate, the Alternate Base Rate and the Fixed Rate.

                  "Unfunded Liabilities" shall mean, on any date of determination, (a) in the case of Multiemployer Plans and Multiple Employer Plans, the liability of Stilwell and the Subsidiaries if they were to incur a complete withdrawal from each such plan and (b) in the case of all other Plans, all "unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA.

                  "Utilization Fee" shall have the meaning assigned to such term in Section 2.06(b).

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that, for purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in preparing Stilwell's audited financial statements referred to in Section 3.05. In the event that any change in GAAP materially affects any provision of this Agreement, the parties hereto agree that, at the request of the Borrowers or the Required Lenders, they shall negotiate in good faith in order to amend the affected provisions in such a way as will restore the parties to their respective positions prior to such change, and, following any such request, until such amendment becomes effective, the Borrowers' compliance with such provisions shall be determined on the basis of GAAP as in effect immediately before such change in GAAP became effective.

ARTICLE II.  THE CREDITS

                  SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Standby Loans to either Borrower, at any time and from time to time on and after the date hereof and until the earlier of the Maturity Date and the termination of the Commitment of such Lender, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure exceeding its Commitment, subject, however, to the conditions that at no time shall (a) the sum of (i) the total Revolving Credit Exposures plus (ii) the outstanding aggregate principal amount of all Competitive Loans exceed the Total Commitment, (b) the outstanding aggregate principal amount of all Loans made by the Lenders to Stilwell exceed $200,000,000 or (c) the outstanding aggregate principal amount of all Loans made by the Lenders to Janus exceed $100,000,000.

                  Within the foregoing limits, each of the Borrowers may borrow, pay or prepay and reborrow hereunder, on and after the date hereof and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

                  SECTION 2.02. Loans. (a) Each Standby Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their Commitments; provided, however, that the failure of any Lender to make any Standby Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. The Standby Loans or Competitive Loans or Swingline Loans comprising any Borrowing shall be (i) in the case of Competitive Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $10,000,000, (ii) in the case of Standby Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $5,000,000 (or an aggregate principal amount equal to the remaining balance of the available Commitments) and (iii) in the case of Swingline Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $5,000,000.

                  (b) Each Competitive Borrowing shall be comprised entirely of Eurodollar Competitive Loans or Fixed Rate Loans, and each Standby Borrowing shall be comprised entirely of Eurodollar Standby Loans or ABR Loans, as the relevant Borrower may request pursuant to Section 2.03 or 2.04, as applicable, and each Swingline Loan shall be comprised entirely of ABR Loans unless otherwise agreed by Janus and the Swingline Lender pursuant to Section 2.08(d). Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that neither Borrower shall be entitled to request any Borrowing which, if made, would result in an aggregate of more than eight separate Standby Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

                  (c) Subject to Section 2.05, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Agent in New York, New York, not later than 12:00 noon, New York City time, and the Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the relevant Borrower with the Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders; provided that Swingline Loans shall be made as provided in Section 2.22. Competitive Loans shall be made by the Lender or Lenders whose Competitive Bids therefor are accepted pursuant to
Section 2.03 in the amounts so accepted and Standby Loans shall be made by the Lenders pro rata in accordance with Section 2.16. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required. Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Agent such Lender's portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with this paragraph (c) and the Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the relevant Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

                  (d) Notwithstanding any other provision of this Agreement, neither Borrower shall be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

                  SECTION 2.03. Competitive Bid Procedure. (a) In order to request Competitive Bids, the relevant Borrower shall hand deliver, telex or telecopy to the Agent a duly completed Competitive Bid Request in the form of Exhibit A-1 hereto, to be received by the Agent (i) in the case of a Eurodollar Competitive Borrowing, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one
Business Day before a proposed Competitive Borrowing. No ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit A-1 may be rejected in the Agent's sole discretion, and the Agent shall promptly notify the relevant Borrower of such rejection by telex or telecopier. Such request shall in each case refer to this Agreement and specify (x) whether the Borrowing then being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing, (y) the date of such Borrowing (which shall be a Business Day) and the aggregate principal amount thereof which shall be in a minimum principal amount of $10,000,000 and in an integral multiple of $1,000,000, and (z) the Interest Period with respect thereto (which may not end after the Maturity Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the Agent shall invite by telecopier (in the form set forth in Exhibit A-2 hereto) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to the Competitive Bid Request. Competitive Borrowings may be made in an aggregate principal amount outstanding at any time not greater than the Total Commitment minus the Revolving Credit Exposures at such time. The portion of the Revolving Credit Exposure attributable to Stilwell at any time plus the aggregate principal amount of Competitive Loans to Stilwell outstanding at such time shall not exceed $200,000,000. The portion of the Revolving Credit Exposure attributable to Janus at any time plus the aggregate principal amount of Competitive Loans to Janus outstanding at such time shall not exceed $100,000,000.

                  (b) Each Lender may, in its sole discretion, make one or more Competitive Bids to the relevant Borrower responsive to a Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Agent via telecopier, in the form of Exhibit A-3 hereto, (i) in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m.,

New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing. Multiple bids will be accepted by the Agent. Competitive Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Agent after conferring with, and upon the instruction of, the relevant Borrower, and the Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum principal amount of $10,000,000 and in an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the relevant Borrower) of the Competitive Loan or Loans that the Lender is willing to make to such Borrower, (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make the Competitive Loan or Loans and (z) the Interest Period and the last day thereof. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Agent via telecopier (I) in the case of Eurodollar Competitive Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (II) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Loan as part of such Competitive Borrowing. A Competitive Bid submitted by a Lender pursuant to this paragraph (b) shall be irrevocable.

                  (c) The Agent shall promptly notify the relevant Borrower by telecopier of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Lender that made each bid. The Agent shall send a copy of all Competitive Bids to such Borrower for its records as soon as practicable after completion of the bidding process set forth in this Section 2.03.

                  (d) The relevant Borrower may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. The relevant Borrower shall notify the Agent by telephone, confirmed by telecopier in the form of a Competitive Bid Accept/Reject Letter in the form of Exhibit A-4 hereto, whether and to what extent it has decided to accept or reject any of or all the bids referred to in paragraph (c) above, (x) in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (y) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that (i) the failure by such Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in paragraph (c) above, (ii) such Borrower shall not accept a bid made at a particular Competitive Bid Rate if such Borrower has decided to reject a bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the principal amount specified in the Competitive Bid Request and shall be in a minimum principal amount of $10,000,000, (iv) if such Borrower shall accept a bid or bids made at a particular Competitive Bid Rate but the amount of such bid or bids shall cause the total amount of bids to be accepted by such Borrower to exceed the amount specified in the Competitive Bid Request, then such Borrower shall accept a portion of such bid or bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such bid at such Competitive Bid Rate, and (v) except pursuant to clause (iv) above, no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and an integral multiple of $1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than $10,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of such Borrower. A notice given by the relevant Borrower pursuant to this paragraph (d) shall be irrevocable.

                  (e) The Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by telecopy sent by the Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

                  (f) A Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request.

                  (g) If the Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the relevant Borrower one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to the Agent pursuant to paragraph (b) above.

                  (h) All Notices required by this Section 2.03 shall be given in accordance with Section 10.01.

                  SECTION 2.04. Standby Borrowing Procedure. In order to request a Standby Borrowing, the relevant Borrower shall hand deliver or telecopy to the Agent in the form of Exhibit A-5 (a) in the case of a Eurodollar Standby Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed borrowing and (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed borrowing. No Fixed Rate Loan shall be requested or made pursuant to a Standby Borrowing Request. Such notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a Eurodollar Standby Borrowing or an ABR Borrowing; (ii) the date of such Standby Borrowing (which shall be a Business Day) and the amount thereof; and (iii) if such Borrowing is to be a Eurodollar Standby Borrowing, the Interest Period with respect thereto. If no election as to the Type of Standby Borrowing is specified in any such notice, then the requested Standby Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Standby Borrowing is specified in any such notice, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration. If the relevant Borrower shall not have given notice in accordance with this Section 2.04 of its election to refinance a Standby Borrowing prior to the end of the Interest Period in effect for such Borrowing, then such Borrower shall (unless such Borrowing is repaid at the end of such Interest Period) be deemed to have given notice of an election to refinance such Borrowing with an ABR Borrowing. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.04 and of each Lender's portion of the requested Borrowing.

                  SECTION 2.05. Interest Elections. (a) Each Standby Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Standby Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Eurodollar Standby Borrowing, may elect Interest Periods therefor, all as provided in this Section. The relevant Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings or Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, the relevant Borrower shall notify the Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.04 if such Borrower were requesting a Standby Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Interest Election Request in a form approved by the Agent and signed by the relevant Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether  the  resulting   Borrowing  is  to  be  an  ABR
Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d)  Promptly   following  receipt  of  an  Interest  Election
Request, the Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Standby Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the relevant Borrower, then, so long as an Event of Default is continuing (i) no outstanding Standby Borrowing may be converted to or continued as a Eurodollar Borrowing and
(ii) unless repaid, each Eurodollar Standby Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.06. Fees. (a) Stilwell agrees to pay to each Lender, through the Agent, a facility fee (a "Facility Fee") at a rate per annum equal to the Applicable Percentage from time to time in effect on the amount of the Commitment of such Lender, whether used or unused, during the period commencing with the date hereof to but excluding the date on which such Commitment terminates; provided that if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued Facility Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any Facility Fees accruing after the date on which the Commitments terminate shall be payable on demand. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) For any day on which the outstanding principal amount of Loans and the "Loans" under and as defined in the 364-Day Agreement shall be greater than 50% of the sum of the total Commitments under this Agreement and the total "Commitments" under and as defined in the 364-Day Agreement, Stilwell shall pay to the Agent for the account of each Lender a utilization fee (a "Utilization Fee") equal to the Applicable Percentage on the aggregate amount of each Lender's outstanding Loans to the Borrowers on such day. The accrued Utilization Fees, if any, shall be payable in arrears on the last day of each March, June, September and December and on the date or dates on which the Commitments terminate and any outstanding Loans are repaid. All Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) Stilwell agrees to pay the Agent, for its own account, the fees (the "Agent's Fees") at the times and in the amounts agreed by Stilwell and the Agent in the Fee Letter.

                  (d) All Fees shall be paid on the dates due, in immediately available funds, to the Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances absent manifest error.

                  SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) on the Maturity Date to the Agent for the account of each Lender the then unpaid principal amount of each Standby Loan made to such Borrower and (ii) on the last day of the Interest Period applicable thereto to the Agent for the applicable Lender(s) the then unpaid principal amount of each Competitive Loan made to such Borrower. Janus hereby unconditionally promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Standby Borrowing or Competitive Borrowing is made to Janus, Janus shall repay all Swingline Loans then outstanding.

                  (b) The outstanding principal balance of each Competitive Loan, each Standby Loan and each Swingline Loan shall be payable on the last day of the Interest Period applicable to such Loan and on the Maturity Date. Each Competitive Loan, each Standby Loan and each Swingline Loan shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in Section 2.08. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement. The Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from each Borrower and each Lender's share thereof. The entries made in the accounts maintained pursuant to this Section
2.07 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner (i) affect the obligations of either Borrower to repay the Loans in accordance with their terms or (ii) cause either Borrowers' obligations to be greater than they would have been absent such failure or error.

                  (c) Any Lender may request that Loans made by it to a Borrower be evidenced by a promissory note of such Borrower. In such event, such Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.08. Interest on Loans. (a) Subject to the provisions of Section 2.09, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Standby Loan, the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage, and (ii) in the case of each Eurodollar Competitive Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Margin offered by the Lender making such Loan and accepted by the relevant Borrower pursuant to Section 2.03. Interest on each Eurodollar Borrowing shall be payable on each applicable Interest Payment Date. Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining the LIBO Rate and the Adjusted LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall promptly advise the relevant Borrower and each Lender, as appropriate, of such determination.

                  (b) Subject to the provisions of Section 2.09, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be,) at a rate per annum equal to the Alternate Base Rate. Interest on each ABR Borrowing shall be payable on each applicable Interest Payment Date. The Alternate Base Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error. The Agent shall promptly advise the relevant Borrower and each Lender of such determination.

                  (c) Subject to the provisions of Section 2.09, each Fixed Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Loan and accepted by the relevant Borrower pursuant to Section 2.03. Interest on each Fixed Rate Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement.

                  (d) Subject to the provisions of Section 2.09, each Swingline Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at such rate per annum as shall be agreed to in writing by Janus and the Swingline Lender with respect to such Swingline Loan or, if no such agreement shall be made, at a rate per annum equal to the Alternate Base Rate. Interest on each Swingline Loan shall be payable on each applicable Interest Payment Date.

                  (e) Upon the occurrence and during the continuance of any Event of Default, (i) each outstanding Eurodollar Borrowing will automatically, on the last day of the then existing Interest Period therefor, convert into an ABR Borrowing if all such Events of Default shall not have been cured by such time and (ii) the obligation of the Lenders to make, or to convert into, Eurodollar Borrowings shall be suspended.

                  SECTION 2.09. Default Interest. Upon the occurrence and during the continuance of an Event of Default, each Borrower shall pay interest on (a) the unpaid principal amount of each of its Standby Borrowings and, in the case of Janus, each Swingline Borrowing, payable in arrears on the dates referred to in Section 2.07(b), at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal at all times to 2% per annum above the rate per annum required to be paid on such Standby Borrowings and such Swingline Borrowings pursuant to Section 2.08(a), (b) or (d), as applicable, and (b) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal at all times to 2% per annum above the rate per annum required to be paid on ABR Borrowings pursuant to Section 2.08(b).

                  SECTION 2.10. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Agent shall have determined that dollar deposits in the principal amounts of the Eurodollar Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, the Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any request by either Borrower for a Eurodollar Competitive Borrowing pursuant to
Section 2.03 shall be of no force and effect and shall be denied by the Agent and (ii) any request by either Borrower for a Eurodollar Standby Borrowing pursuant to Section 2.04 shall be deemed to be a request for an ABR Borrowing. In the event of any such determination, the Lenders shall negotiate with the Borrowers, at their request, as to the interest rate which the Loans comprising such an ABR Borrowing shall bear; provided that such Loans shall bear interest as provided in Section 2.08(b) pending the execution by the Borrowers and the Lenders of a written agreement providing for a different interest rate. Each determination by the Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.11. Termination and Reduction of Commitments. (a) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Agent, the Borrowers, acting jointly, may at any time in whole permanently terminate, or from time to time in part permanently reduce, without penalty but subject to Section 2.15, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $10,000,000 and (ii) no such termination or reduction shall be made if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.12, the sum of the Revolving Credit Exposures plus the aggregate outstanding principal amount of the Competitive Loans would exceed the Total Commitment.

                  (b) Each reduction in the Total Commitment hereunder shall be made (i) ratably among the Lenders in accordance with their respective
Commitments and (ii) ratably between the Borrowers in accordance with the percentage of the Total Commitment available to each Borrower on the date hereof. Stilwell shall pay to the Agent for the account of the Lenders, on the date of each termination or reduction, the Facility Fees on the amount of the Commitments so terminated or reduced accrued through the date of such termination or reduction.

                  (c) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

                  SECTION 2.12. Prepayment. (a) Either Borrower shall have the right at any time and from time to time to prepay, without penalty but subject to Section 2.15, any Standby Borrowing, in whole or in part, upon giving written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Agent: (i) before 10:00 a.m., New York City time, two Business Days prior to prepayment, in the case of Eurodollar Loans, and (ii) before 10:00 a.m., New York City time, on the

Business Day of prepayment, in the case of ABR Loans; provided, however, that each partial prepayment shall be in an amount which is an integral multiple of $1,000,000 and not less than $5,000,000 or, if less, the aggregate principal amount of such Standby Borrowing. Neither Borrower shall have the right to prepay any Competitive Borrowing.

                  (b) On the date of any termination or reduction of the Commitments pursuant to Section 2.11, each Borrower shall pay or prepay so much of its respective Standby Borrowings as shall be necessary in order that the aggregate principal amount of the Competitive Loans and the total Revolving Credit Exposures will not exceed the Total Commitment after giving effect to such termination or reduction. In the event of any termination of all of the Commitments, the Borrowers shall repay or prepay all of their respective outstanding Standby Loans and Janus shall repay or prepay all outstanding Swingline Loans on the date of such termination.

                  (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the relevant Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to
Section 2.15 but shall otherwise be without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

                  SECTION 2.13. Reserve  Requirements;  Change in Circumstances.
(a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or Fixed Rate Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal or applicable lending office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate), or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or any Eurodollar Loan or Fixed Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the direct cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder or (whether of principal, interest or otherwise) by an amount reasonably deemed by such Lender to be material, then the relevant Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if it shall have been aware of the change giving rise to such request at the time of submission of the Competitive Bid pursuant to which such Competitive Loan shall have been made.

                  (b) If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time the relevant Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (c) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                  SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrowers and to the Agent, such Lender may:

                  (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon such Lender shall not submit a Competitive Bid in response to a request for Eurodollar Competitive Loans and any request by either Borrower for a Eurodollar Standby Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

                  (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall  exercise its rights under (i) or (ii) above,  and
(x) all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans and (y) such Lender shall negotiate with the Borrowers, at their request, as to the interest rate which such ABR Loans shall bear; provided that such Loans shall bear interest as provided in Section 2.08(b) pending the execution by the Borrowers and such Lender of a written agreement providing for a different interest rate.

                  (b) For purposes of this Section 2.14, a notice to the relevant Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the relevant Borrower.

                  SECTION 2.15. Indemnity. Each Borrower shall indemnify each Lender against any loss or expense which such Lender may sustain or incur as a consequence of (a) any failure by such Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by such Borrower to borrow or to refinance or continue any Loan of such Borrower hereunder, for any reason other than a default by such Lender, after irrevocable notice of such borrowing, refinancing or continuation has been given pursuant to Section 2.03 or 2.04, (c) any payment, prepayment or conversion of a Eurodollar Loan or Fixed Rate Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment by such Borrower of the principal amount of any Loan made to such Borrower or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (e) the occurrence of any Event of Default caused by such Borrower, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan or Fixed Rate Loan. Such loss or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed (assumed to be the Adjusted LIBO Rate or, in the case of a Fixed Rate Loan, the fixed rate of interest applicable thereto) for the period from the date of such payment, prepayment or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or not borrowed for such period or Interest Period, as the case may be.

                  SECTION 2.16.  Pro Rata  Treatment.  Except as required  under
Section 2.14, each Standby Borrowing, each payment or prepayment of principal of any Standby Borrowing, each payment of interest on the Standby Loans, each payment of the Facility Fees, each payment of the Utilization Fees insofar as it relates to Standby Loans, each reduction of the Commitments and each refinancing of any Borrowing with a Standby Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Standby Loans). Each payment of principal of any Competitive Borrowing and each payment of the Utilization Fees insofar as it relates to Competitive Loans shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Competitive Loans comprising such Borrowing. Each payment of interest on any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Competitive Loans comprising such Borrowing. For purposes of determining the available Commitments of the Lenders at any time, each outstanding Competitive Borrowing and each outstanding Swingline Loan shall be deemed to have utilized the Commitments of the Lenders (including those Lenders which shall not have made Loans as part of such Competitive Borrowing and those Lenders that shall not have made Swingline Loans) pro rata in accordance with such respective Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

                  SECTION 2.17.  Sharing of Setoffs.  Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against either Borrower, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Standby Loan or Loans or participations in Swingline Loans as a result of which the unpaid principal portion of the Standby Loans or participations in Swingline Loans shall be proportionately less than the unpaid principal portion of the Standby Loans or participations in Swingline Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Standby Loans and participations in Swingline Loans of such other Lender, so that the aggregate unpaid principal amount of the Standby Loans and participations in the Standby Loans and participations in Swingline Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Standby Loans and participations in Swingline Loans then outstanding as the principal amount of its Standby Loans and participations in Swingline Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Standby Loans and participations in Swingline Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section
2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation pursuant to the foregoing arrangements deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Lender by reason thereof as fully as if such Lender had made a Standby Loan or Swingline Loan directly to such Borrower in the amount of such participation.

                  SECTION 2.18. Payments. (a) Each Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts but excluding principal and interest on Swingline Loans, which shall be paid directly to the Swingline Lender except as provided in Section 2.22(c)) hereunder and under any other Loan Document not later than 12:00
(noon), New York City time, on the date when due in dollars to the Agent at its offices at Two Penns Way, Suite 200, New Castle, DE 19720, ABA # 021 00 00 89, Account No. 36852248, Attention: Brian Maxwell, in immediately available funds.

                  (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

                  SECTION 2.19. Taxes. (a) Any and all payments by either Borrower hereunder shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the Agent's or any Lender's (or any transferee's or assignee's, including a participation holder's (any such entity a "Transferee")) net income and franchise taxes imposed on the Agent or any Lender (or Transferee) by the United States or any jurisdiction under the laws of which it is organized or in which its applicable lending office is located or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If either Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable by such Borrower hereunder to the Lenders (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.19) such Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) Each Borrower will indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.19) paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor. If a Lender (or Transferee) or the Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the relevant Borrower of the availability of such refund and shall, within 30 days after receipt of a request by such Borrower, apply for such refund at such Borrower's expense. If any Lender (or Transferee) or the Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender (or Transferee) or the Agent has received payment from either Borrower hereunder it shall promptly notify the relevant Borrower of such refund and shall, within 30 days after receipt of a request by such Borrower (or promptly upon receipt, if such Borrower has requested application for such refund pursuant hereto), repay such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this
Section 2.19 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or the Agent and without interest; provided that such Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by either Borrower in respect of any payment to any Lender (or Transferee) or the Agent, the relevant Borrower will furnish to the Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt issued by the appropriate Governmental Authority evidencing payment thereof.

                  (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.19 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                  (f) Each Lender (or Transferee) which is organized outside the United States shall deliver to the Borrowers two copies of either Internal Revenue Service Form W-8 BEN or Form W-8 ECI, or, in the case of a Lender (or Transferee) claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrowers and is not a controlled foreign corporation related to the Borrowers (within the meaning of

Section 864(d)(4) of the Code)) properly completed and duly executed by such Lender (or Transferee) establishing that such payment is totally exempt from, or is eligible for a reduced rate of, United States Federal withholding tax. Such forms shall be delivered by each Lender organized outside the United States on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Lender organized outside the United States shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Notwithstanding any other provision of this Section 2.19(f), a Lender organized outside the United States shall not be required to deliver any form pursuant to this Section 2.19(f) that it is not legally able to deliver. Unless the Borrowers and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrowers or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender (or Transferee) organized under the laws of a jurisdiction outside the United States.

                  (g) Neither  Borrower  shall be required to pay any additional amounts to any Lender (or Transferee) in respect of United States Federal withholding tax pursuant to paragraph (a) above to the extent that the obligation to pay such additional amounts (1) existed on the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or (2) would not have arisen but for a failure by such Lender (or Transferee) to comply with the provisions of paragraph (f) above unless in the case of this clause (2) such failure results from (i) a change in applicable law, regulation or official interpretation thereof, (ii) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the date of the first Borrowing (and, in the case of a Transferee, after the date of assignment or transfer) or (iii) an assignment, participation, transfer or designation made at the request of the relevant Borrower; provided, however, the relevant Borrower shall be required to pay those amounts to any Lender (or Transferee) that it was required to pay hereunder prior to the failure of such Lender (or Transferee) to comply with the provisions of such paragraph (f).

                  (h) Any Lender (or Transferee) claiming any additional amounts payable pursuant to this Section 2.19 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the relevant Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender (or Transferee).

                  SECTION 2.20. Termination or Assignment of Commitments Under Certain Circumstances. In the event that any Lender shall fail to pay the Agent amounts due it pursuant to Section 2.05(i) or any Lender shall have delivered a notice or certificate pursuant to Section 2.13 or Section 2.14, or either Borrower shall be required to make additional payments to any Lender under
Section 2.19 and provided that no Default or Event of Default shall have occurred and be continuing, the Borrowers shall have the right, at their own expense, upon notice to such Lender and the Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.04) all its interests, rights and obligations under this Agreement to another financial institution which shall assume such obligations; provided that (i) no such termination or assignment shall conflict with any law, rule or regulation or order of any Governmental Authority, (ii) the Borrowers or the assignee, as the case may be, shall pay to the affected Lender in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Loans (other than Competitive Loans and participations in Swingline Loans) made by it hereunder and all other amounts accrued for its account or owed to it hereunder, (iii) if the replacement financial institution is not a Lender, the Agent shall have given its prior written consent to such replacement and the Borrowers or such financial institution shall have paid a processing and recordation fee of $3500 to the Agent and (iv) if a Commitment is being assigned, the Swingline Lender shall have consented in writing to such assignment (which consent will not be unreasonably withheld).

                  SECTION 2.21. Lending Offices and Lender Certificates; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate lending office with respect to its Eurodollar Loans and Fixed Rate Loans to reduce any liability of either Borrower to such Lender under
Section 2.13 or to avoid the  unavailability  of Eurodollar  Loans under Section
2.10 or 2.14, so long as such
designation is not disadvantageous to such Lender. A good faith certificate of a Lender setting forth a reasonable basis of computation and allocation of the amount due under Section 2.13 or 2.15 shall be final, conclusive and binding on the relevant Borrower in the absence of manifest error. The amount specified in any such certificate shall be payable on demand after receipt by such Borrower of such certificate. The obligations of each Borrower under Sections 2.13 and
2.15 shall survive the payment of all amounts due under any Loan Document and the termination of this Agreement.

                  SECTION 2.22. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to Janus from time to time on and after the date hereof and until the earlier of the Maturity Date and the termination of the Commitments in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of all outstanding Swingline Loans exceeding $75,000,000, (ii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the Total Commitment then in effect or (iii) the aggregate principal amount of all outstanding Loans made to Janus exceeding $100,000,000; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Each Swingline Loan shall bear interest at a rate described in Section 2.08(d). Within the foregoing limits and subject to the terms and conditions set forth herein, Janus may borrow, repay and reborrow Swingline Loans.

                  (b) To request a Swingline Loan, Janus shall notify the Agent of such request by telephone (confirmed by telecopy), not later than 3:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify (i) the requested date of such Swingline Loan (which shall be a Business Day), (ii) the Interest Period with respect to the requested Swingline Loan (which may not end after the Maturity Date), (iii) the amount of the requested Swingline Loan and (iv) the maturity of the requested Swingline Loan (which shall be no later than five Business Days after the date of such Swingline Loan). The Agent will promptly advise the Swingline Lender of any such notice received from Janus. The Swingline Lender shall make each Swingline Loan available to Janus by wire transfer of immediately available funds to account number 2020016039 maintained by Janus with Wells Fargo Bank (ABA #102000076), 6:00 p.m., New York City time, on the requested date of such Swingline Loan. Janus shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Swingline Lender and to the Agent before 12:00 (noon), (New York time) on the date of prepayment at the Swingline Lender's address for notices in the Administrative Questionnaire.

                  (c) The Swingline Lender may by written notice given to the Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Agent will give notice thereof to each Lender, specifying in such notice such Lender's percentage of such Swingline Loan or Loans (which shall be equal to such Lender's Pro Rata Percentage). Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Agent, for the account of the Swingline Lender, such Lender's Pro Rata Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default or a Default or reduction or termination of the Total Commitment, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Agent shall notify Janus of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from Janus (or other party on behalf of Janus) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Agent; any such amounts received by the Agent shall be promptly remitted by the Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve Janus of any default in the payment thereof.

                  SECTION 2.23. Increase in Total Commitment. (a) The Borrowers may, at any time but in any event not more than once during the term of this Agreement, by notice to the Agent, request that the aggregate amount of the Total Commitment be increased by a maximum principal amount of $50,000,000 in integral multiples of $10,000,000 (each a "Commitment Increase") to be effective as of a date that is at least 90 days prior to the scheduled Maturity Date then in effect as specified in the related notice to the Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments after giving effect to any such increase pursuant to this Section 2.23 at any time exceed $350,000,000, (ii) a Commitment Increase shall be allocated pro rata between the Borrowers in accordance with the percentage of the Total Commitment available to each Borrower on the date hereof and (iii) on the date of any request by the Borrowers for a Commitment Increase and on the related Increase Date, (x) the applicable conditions set forth in Article IV shall be satisfied and (y) the Leverage Ratio shall be less than or equal to 1.50 to 1.00.

                  (b) The Agent shall promptly notify the Lenders of a request by the Borrowers for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed effective date of the Commitment Increase and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the "Commitment Date") , and shall offer each Lender the opportunity to increase its Commitment by its Pro Rata Percentage of the proposed increased amount. Each Lender shall, by notice to the Borrowers and the Agent given not more than 30 days after the date of the Borrower's notice, either agree to increase its Commitment by all or a portion of the offered amount (each Lender so agreeing being an "Increasing Lender") or decline to increase its Commitment (and any Lender that does not deliver such a notice within such period of 30 days shall be deemed to have declined to increase its Commitment) (each Lender so declining or deemed to have declined being a "Non-Increasing Lender"). In the event that, on the 30th day after the Borrowers shall have delivered a notice pursuant to the first sentence of this paragraph, the Lenders shall have agreed pursuant to the preceding sentence to increase their Commitments by an aggregate amount less than the increase in the total Commitments requested by the Borrowers, the Agent may arrange for one or more banks or other financial institutions (any such bank or other financial institution referred to in this paragraph (b) being called an "Augmenting Lender"), which may include any Lender, to extend Commitments or increase their existing Commitments in an aggregate amount equal to the unsubscribed amount, provided that each Augmenting Lender, if not already a Lender hereunder, shall be subject to the approval of the Borrowers, the Agent and the Swingline Lender (which approvals shall not be unreasonably withheld) and each Augmenting Lender shall execute all such documentation as the Agent shall specify to evidence its Commitment and its status as a Lender hereunder. Increases and new Commitments created pursuant to this paragraph (b) shall become effective on the Increase Effective Date (as hereinafter defined). Notwithstanding the foregoing, no increase in the Total Commitment (or in the Commitment of any Lender) shall become effective under this paragraph unless, (i) on the date of such increase, the conditions set forth in paragraphs (b), (c) and (d) of Section 4.01 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such increase) and the Agent shall have received a certificate to that effect dated such date and executed by Financial Officers of the Borrowers, (ii) the Agent shall have received (with sufficient copies for each of the Lenders) documents consistent with those delivered on the Effective Date under paragraphs (a) and (c) of Section 4.02 as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase and (iii) following any such increase pursuant to this Section, each Lender shall have a Commitment in an amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (c) On the effective date (the "Increase Effective Date") of any increase in the total Commitments pursuant to Section 2.23(b) (the "Commitment Increase"), (i) the aggregate principal amount of the Standby Loans outstanding (the "Initial Loans") immediately prior to giving effect to the Commitment Increase on the Increase Effective Date shall be deemed to be paid,
(ii) each Increasing Lender and each Augmenting Lender that shall have been a Lender prior to the Commitment Increase shall pay to the Agent in same day funds an amount equal to the difference between (A) the product of (1) such Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings (as hereinafter defined) and (B) the product of (1) such Lender's Pro Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans, (iii) each Augmenting Lender that shall not have been a Lender prior to the Commitment Increase shall pay to Agent in same day funds an amount equal to the product of (1) such Augmenting Lender's Pro Rate Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings, and (iv) after the Agent receives the funds specified in clauses (ii) and (iii) above, the Agent shall pay to each Non-Increasing Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Non-Increasing Lender's Pro

Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans, and (B) the product of (1) such Non-Increasing Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings, (v) after the effectiveness of the Commitment Increase, the Borrowers shall be deemed to have made new Standby Borrowings (the "Subsequent Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the types and for the Interest Periods specified in a Borrowing Request delivered to the Agent in accordance with
Section 2.04, (vi) each Non-Increasing Lender, each Increasing Lender and each Augmenting Lender shall be deemed to hold its Pro Rata Percentage of each Subsequent Borrowing (calculated after giving effect to the Commitment Increase) and (vii) the Borrowers shall pay each Increasing Lender and each Non-Increasing Lender any and all accrued but unpaid interest on their respective Initial Loans. The deemed payments made pursuant to clause (i) above in respect of each Eurodollar Loan shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.15 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants as to itself and its subsidiaries to each of the Lenders that:

                  SECTION 3.01. Corporate Existence and Standing. Such Borrower and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a material adverse effect on such Borrower or such subsidiary.

                  SECTION 3.02. Authorization and Validity. Such Borrower has the corporate power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder (collectively, the "Transactions"). The Transactions have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  SECTION 3.03. No Conflict; Governmental Consent. None of the Transactions will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Borrower or any of its subsidiaries or such Borrower's or any of its subsidiaries' articles or certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Borrower or any subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict therewith or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of such Borrower or any subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

                  SECTION 3.04. Compliance with Laws; Environmental and Safety Matters. (a) Such Borrower and each of its subsidiaries has, to the best knowledge and belief of such Borrower, complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties.

                  (b) Such Borrower and each subsidiary has complied in all material respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control or to employee health or safety. Neither such Borrower nor any subsidiary has received notice of any material failure so to comply which could reasonably be expected to result in a Material Adverse Effect. Such Borrower's and the subsidiaries' facilities do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances, toxic pollutants or substances similarly denominated, as those terms or similar terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation
and Liability Act, the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act or any other applicable law relating to environmental pollution or employee health and safety, in violation in any material respect of any law or any regulations promulgated pursuant thereto. Such Borrower is aware of no events, conditions or circumstances involving environmental pollution or contamination or employee health or safety that could reasonably be expected to result in liability on the part of such Borrower or any subsidiary which could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.05. Financial Statements. Stilwell has heretofore furnished to the Lenders its (a) consolidated balance sheets, statements of income, changes in stockholders' equity and cash flows as of and for the fiscal year ended December 31, 1999, audited by and accompanied by the opinion of PricewaterhouseCoopers, independent public accountants and (b) its unaudited consolidated balance sheets and statements of income as of and for the fiscal quarter and the six-month period ended June 30, 2000, certified by its chief Financial Officer. Such financial statements present fairly the financial condition and results of operations of Stilwell and its Consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of Stilwell and the Consolidated Subsidiaries as of the dates thereof. The financial statements referred to in clause (a) above were prepared in accordance with GAAP applied on a consistent basis, and the financial statements referred to in clause (b) above were prepared in accordance with GAAP applied on a consistent basis subject to year-end adjustments.

                  SECTION 3.06. No Material Adverse Change. No material adverse change in the business, properties, financial condition, prospects or results of operations of such Borrower and its consolidated subsidiaries has occurred since December 31, 1999. It is understood that volatility in the capital markets generally will not in and of itself be deemed to be a material adverse change.

                  SECTION 3.07. Subsidiaries. Schedule 3.07 contains an accurate list of all of (a) the significant joint ventures and (b) subsidiaries of such Borrower which have any assets or operations, in each case on the date hereof, setting forth their respective jurisdictions of organization and the percentage of their respective ownership interest held by such Borrower or other subsidiaries.

                  SECTION 3.08. Litigation; Contingent Obligations. Except as set forth in Schedule 3.08 or as disclosed in Stilwell's Quarterly Report on Form 10-Q dated September 30, 2000 filed with the Securities and Exchange Commission, (a) there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting such Borrower or any consolidated subsidiary of such Borrower that (i) is required to be disclosed in any filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or (ii) might materially adversely affect (x) the business, properties, financial condition, prospects or results of operations of such Borrower or the ability of such Borrower to perform its obligations under the Loan Documents or (y) the legality, validity or enforceability of the Loan Documents against such Borrower and (b) neither such Borrower nor any consolidated subsidiary of such Borrower has any material contingent obligations.

                  SECTION 3.09. Material Agreements. Neither such Borrower nor any subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction materially and adversely affecting its business, properties or assets, operations or condition (financial or otherwise). Neither such Borrower nor any subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any agreement to which it is a party, which default might have a material adverse effect on the consolidated business, properties, financial condition, prospects or results of operations of such Borrower and its subsidiaries or (b) any agreement or instrument evidencing or governing Indebtedness which default would allow the holders thereof to cause such Indebtedness to become due prior to its stated maturity, result in any mandatory repayment, prepayment or redemption thereof, or require that any offer be made to effect any repurchase or redemption thereof.

                  SECTION 3.10. Regulation U. (a) Margin Stock constitutes less than 25% of those assets of such Borrower and its subsidiaries that are subject to any limitation on sale, pledge, or other restriction hereunder.

                  (b) As of the date hereof, the only Margin Stock owned by Stilwell or any of its Subsidiaries is approximately 33% of the outstanding common stock of DST Systems and other Margin Stock with an aggregate value not in excess of $1,000,000.

                  SECTION 3.11. Investment Company Act; Public Utility Holding Company Act. (a) Neither such Borrower nor any Related Subsidiary (other than Berger and Nelson, in the case of Stilwell) is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (b) Neither such Borrower nor any Related Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 3.12. Use of Proceeds. Such Borrower will use the proceeds of the Loans only for the purposes set forth in the recitals to this Agreement.

                  SECTION 3.13. Taxes. Such Borrower and each subsidiary have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by such Borrower or any of its subsidiaries, including without limitation all federal and state withholding taxes and all taxes required to be paid pursuant to applicable law, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of such Borrower and the Consolidated Subsidiaries in respect of any taxes or other governmental charges are adequate.

                  SECTION 3.14. Accuracy of Information. No information, exhibit or report furnished by such Borrower or any subsidiary of such Borrower to the Agent or to any Lender in connection with the negotiation of the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  SECTION 3.15. No Undisclosed Dividend Restrictions. Except as set forth in Schedule 3.15 and except for limitations on the payment of dividends under applicable law, none of the subsidiaries is subject to any agreement, amendment, covenant or understanding that directly or indirectly (through the application of financial covenants or otherwise) prohibits the ability of such entity to declare or pay dividends.

ARTICLE IV.  CONDITIONS OF LENDING

                  The obligations of the Lenders to make Loans hereunder, to extend the Maturity Date and to increase the Total Commitment are subject to the satisfaction of the following conditions:

                  SECTION 4.01. All Borrowings, Extension of Maturity Date and Increase in Total Commitment. On the date of each Borrowing, including each Borrowing in which Loans are refinanced with new Loans as contemplated by
Section 2.05, each extension of the Maturity Date and each increase in the Total
Commitment:

                  (a) The Agent shall have received (i) a notice of such Borrowing as required by Section 2.03 or Section 2.04, as applicable, or in the case of a Borrowing of a Swingline Loan, the Swingline Lender and the Agent shall have received a notice requesting such Swingline Loan as requested by Section 2.22, (ii) a notice of extension of Maturity Date as required by Section 2.23 or (iii) a notice of increase in aggregate Total Commitment as required by Section 2.23, as applicable.

                  (b) The representations and warranties of each Borrower set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing, extension or increase, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) At the time of and immediately after such Borrowing, extension or increase, as applicable, no Event of Default or Default shall have occurred and be continuing.

                  (d) At the time of and immediately after such Borrowing, extension or increase, as applicable, the outstanding aggregate principal amount of all Loans made by the Lenders (i) to Stilwell shall not exceed $200,000,000 and (ii) to Janus shall not exceed $100,000,000.

Each Borrowing, extension or increase, as applicable, shall be deemed to constitute a representation and warranty by each Borrower on the date of such Borrowing, extension or increase, as applicable, as to the matters specified in paragraphs (b), (c) and (d) of this Section 4.01; provided that Janus shall be deemed to have made representations and warranties as to such matters only insofar as they relate itself and its Related Subsidiaries.

                  SECTION 4.02. Conditions Precedent to Closing. On the date hereof:

                  (a) The Agent shall have received a favorable written opinion of (i) Sonnenschein Nath & Rosenthal, counsel to Stilwell, to the effect and covering those matters set forth in Exhibit C-1 hereto,
         (ii)(A) Hogan & Hartson LLP, counsel to Janus, and (B) in-house counsel to Janus, to the effect and collectively covering those matters set forth in Exhibit C-2 hereto, and (iii) of Cravath, Swaine & Moore, counsel to the Agent, in each case as to matters reasonably requested by the Agent and dated the date hereof and addressed to the Lenders. The Borrowers hereby instruct their counsel to deliver such opinion to the Agent.

                  (b) All legal matters incident to this Agreement and the Borrowings hereunder shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Agent.

                  (c) The Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Borrower, certified as of a recent date by the Secretary of State of the jurisdiction of its incorporation and a certificate as to the good standing of such Borrower as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of each Borrower dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Agent, may reasonably request.

                  (d) The Agent shall have received a certificate, dated the date hereof and signed by a Financial Officer of each Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                  (e) The Agent shall have received all Fees and other amounts due and payable on or prior to the date hereof.

                  (f) There shall be no litigation, actual or threatened, that in the reasonable judgment of the Agent would be likely to affect materially and adversely the business, assets, condition (financial or otherwise) or prospects of Stilwell or any of its Subsidiaries.

                  (g) The Agent shall have received evidence satisfactory to it that the 2000 Credit Agreement shall have been terminated and all amounts outstanding thereunder, including any fees, shall have been paid in full.

ARTICLE V.  AFFIRMATIVE COVENANTS

                  Each Borrower (except as the context otherwise specifically provides) covenants and agrees with each Lender with respect to itself and its Related Subsidiaries that, until the Commitments have expired or been terminated and the principal of or interest on each Loan, any Fees or any other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing:

                  SECTION 5.01. Conduct of Business; Maintenance of Ownership of Subsidiaries and Maintenance of Properties. (a) Such Borrower will, and will cause each Related Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         (b) Stilwell will at all times own, directly or indirectly, not less than 66-2/3% of the outstanding voting securities of each of Janus, Berger and Nelson, in each case free and clear of any Liens on such securities.

         (c) Such Borrower will, and will cause each Related Subsidiary to, do all things necessary to maintain, preserve, protect and keep their properties material to the conduct of their business in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that their businesses carried on in connection therewith may be properly conducted at all times.

                  SECTION 5.02. Insurance. Such Borrower will, and will cause each Related Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their property in such amounts and covering such risks as is consistent with sound business practice and customary with companies engaged in similar lines of business, and such Borrower will (or will cause such Related Subsidiary to) furnish to any Lender upon request full information as to the insurance carried.

                  SECTION 5.03. Compliance with Laws and Payment of Material Obligations and Taxes. (a) Such Borrower will, and will cause each Related Subsidiary to, comply in all material respects with all laws (including, without limitation, ERISA and the Fair Labor Standards Act, as amended), rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

                  (b) Such Borrower will, and will cause each Related Subsidiary to, pay when due its material obligations including all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

                  SECTION 5.04. Financial Statements, Reports, etc. Such Borrower will maintain, for itself and each Related Subsidiary, a system of accounting established and administered in accordance with GAAP and Stilwell, and in the case of paragraphs (d), (f), (h) and (i), Janus, will furnish to the Agent and each Lender:

                  (a) in the case of Stilwell, within 105 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in GAAP and required or approved by Stilwell's independent certified public accountants) audit report certified by independent certified public accountants, of nationally recognized standing, prepared in accordance with GAAP on a consolidated basis for itself and the Consolidated Subsidiaries, including balance sheets as of the end of such period and related statements of income and changes in stockholders' equity and cash flows;

                  (b) in the case of Stilwell, within 60 days after the close of each of the first three quarterly periods of each of its fiscal years, for itself and the Consolidated Subsidiaries, unaudited consolidated balance sheets as at the close of each such period, consolidated statements of income and a consolidated statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer;

                  (c) in the case of Stilwell, together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit D signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

                  (d) as soon as possible and in any event within 10 days after any Responsible Officer of either Borrower knows or has reason to know that (i) any Reportable Event has occurred with respect to any Plan,
         (ii) any Withdrawal Liability has been incurred with respect to any Multiemployer Plan or (iii) such Borrower or any member of the Controlled Group has received any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization within the meaning of Title IV of
         ERISA, a statement, signed by the chief financial officer of such Borrower, describing such Reportable Event, Withdrawal Liability or notice and the action which such Borrower proposes to take with respect thereto;

                  (e) promptly upon the furnishing thereof to the shareholders of either Borrower, copies of all financial statements, reports and proxy statements so furnished;

                  (f) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which Stilwell or any Consolidated Subsidiary files with the Securities and Exchange Commission or financial reports material to the interests of the Lenders or to the ability of either Borrower to perform its obligations under the Loan Documents, it being understood that Janus will not be required to deliver financial statements of the types referred to in paragraphs (a) and (b) so long as such financial information with respect to Janus is included in the financial statements furnished by Stilwell pursuant to such paragraphs;

                  (g)  in the  case  of  Stilwell,  within  10  days  after  the
         execution   thereof,   copies  of  all   amendments,   supplements   or
         modifications of the Janus Stock Purchase Agreement;

                  (h) in the case of Janus, within 10 days after the effectiveness thereof, copies of (i) all amendments, supplements, modifications or other documentation relating to (1) the Janus World Funds plc prospectus dated October 23, 2000 or (2) the Janus Universal Funds prospectus dated March 8, 2000 and (ii) any other documentation, including amendments, supplements or modifications, relating to any Permitted B Share Transactions; and

                  (i) such other information (including financial information) as the Agent or any Lender may from time to time reasonably request.

                  SECTION 5.05. Other Notices. Such Borrower will, and will cause each Related Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Event of Default and of any other development, financial or otherwise, which might materially adversely affect its business, properties or affairs or the ability of such Borrower to repay the Obligations.

                  SECTION 5.06. Books and Records; Access to Properties and Inspections. Such Borrower will, and will cause each Related Subsidiary to, keep proper books and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Such Borrower will, and will cause each Related Subsidiary to, permit the Agent and the Lenders to make reasonable inspections of the properties, corporate books and financial records of such Borrower and each Related Subsidiary, to make reasonable examinations and copies of the books of accounts and other financial records of such Borrower and each Related Subsidiary, and to discuss the affairs, finances and accounts of such Borrower and each Related Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate; provided that (a) any inspection by any Lender shall be at such Lender's own expense and (b) the Lenders shall coordinate the timing of their inspections through the Agent and provide reasonable notice thereof.

                  SECTION 5.07. Use of Proceeds. Such Borrower will use the proceeds of the Loans only for working capital and general corporate purposes of such Borrower, including, without limitation, (a) to repurchase outstanding shares of capital stock of such Borrower or any of its subsidiaries and (b) to finance nonhostile acquisitions by such Borrower. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X, or to finance any acquisition for which the board of directors or other governing body of the target company has not given its consent or approval.

ARTICLE VI.  NEGATIVE COVENANTS

                  Each Borrower (except as the context otherwise specifically provides) covenants and agrees with each Lender with respect to itself and its Related Subsidiaries that, until the Commitments have expired or been terminated and the principal of or interest on each Loan, any Fees or any other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing:

                  SECTION 6.01. Indebtedness. (a) Such Borrower will not and will not permit any Related Subsidiary to incur, create or suffer to exist any Indebtedness, except:

                  (i) Indebtedness existing on the date hereof and  described in
         Schedule 6.01;

                  (ii) Indebtedness incurred to finance all or a portion of the purchase price of assets acquired in the ordinary course of their financial services businesses which Indebtedness is secured solely by a Lien on the assets being acquired provided that such Indebtedness would not cause a Default or an Event of Default under any other Section of this Agreement;

                  (iii) Indebtedness of such Borrower to the other Borrower or any Related Subsidiary of either Borrower and of any Related Subsidiary of either Borrower to either Borrower or any Related Subsidiary of either Borrower;

                  (iv) other Indebtedness not secured by any Liens and incurred in the ordinary course of business and refinancings thereof, in an aggregate principal amount at any one time outstanding that, when taken together with (1) the aggregate principal amount of all Indebtedness of the Borrowers and the Related Subsidiaries secured by any Liens pursuant to Section 6.02(l) and (2) the aggregate amount of all Attributable Debt in connection with all Sale and Leaseback Transactions of the Borrowers and the Related Subsidiaries pursuant to
         Section 6.03(a), does not exceed the greater of (x)$100,000,000 and (y) 10% of Consolidated Net Worth at such time (in each case minus the aggregate amount of Indebtedness of the other Borrower and its Related Subsidiaries permitted under this paragraph at such time), provided that such Indebtedness would not cause a Default or an Event of Default under any other Section of this Agreement;

                  (v) Indebtedness of such Borrower under the Loan Documents and under the 364-Day Agreement;

                  (vi) Indebtedness of Janus in respect of Permitted B Share Recourse Financing Transactions; provided that the aggregate principal amount of all such Indebtedness shall not exceed $250,000,000 at any time outstanding;

                  (vii) Indebtedness of Janus in respect of Permitted B Share True Sale Transactions;

                  (viii) in the case of Janus and its Related Subsidiaries, Indebtedness incurred to finance the acquisition, construction and furnishing of the Lowry Property; provided that (x) such Indebtedness is incurred prior to or within 90 days after the completion of such construction or improvement and (y) the aggregate principal amount of Indebtedness permitted by this clause (viii), when taken together with the Attributable Debt in connection with the Sale and Leaseback Transaction pursuant to Section 6.03(b), shall not exceed $250,000,000 at any time outstanding;

                  (ix) Permitted Subordinated Debt; provided that Stilwell shall have delivered to the Agent a copy of all documentation relating to such Permitted Subordinated Debt; and

                  (x) Guarantees of the Obligations in favor of the Agent and the Lenders as required under paragraph (b) below.

                  (b) Neither Borrower will permit (i) any Related Subsidiary to Guarantee any Indebtedness of either Borrower or (ii) any Related Subsidiary to Guarantee any Indebtedness Guaranteed by either Borrower, unless, in the case of each of the preceding clauses
         (i) and (ii), prior thereto such Related Subsidiary shall have executed and delivered to the Agent, for the benefit of the Lenders, an unconditional Guarantee with respect to the Obligations satisfactory in form and substance to the Agent.

                  SECTION 6.02. Liens. Such Borrower will not, nor will it permit any Related Subsidiary to, create, incur, or suffer to exist any other Lien in or on the property (now or hereafter acquired), or on any income or revenues or rights in respect of any thereof, of such Borrower or any Related Subsidiary, except:

                  (a) Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                  (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business that secure payment of obligations not more than 60 days past due except for such Liens as are being contested in good faith by appropriate proceedings;

                  (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                  (d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and that do not in any material way affect the marketability of the same or interfere with the use thereof in the business of such Borrower or its Related Subsidiaries;

                  (e)  Liens  existing  on the  date  hereof  and  described  in
         Schedule 6.02 hereto; provided that such Liens shall secure only those obligations that they secure on the date hereof;

                  (f) Liens granted on property or assets solely to secure Indebtedness evidencing all or a portion of the purchase price of such property or assets or any refinancing thereof provided that such Liens attach only to the property or assets being acquired and that any such refinancing does not increase the aggregate principal amount of such Indebtedness but only to the extent that such Indebtedness would not result in a Default or an Event of Default under any other Section of this Agreement;

                  (g) Liens on the facilities located at the Lowry Property securing Indebtedness permitted pursuant to Section 6.01(a)(viii);

                  (h)  any Lien on Excess Margin Stock;

                  (i) Liens arising pursuant to the Janus Stock Purchase Agreement and certain other stock purchase agreements and restriction agreements requiring Stilwell to purchase outstanding capital stock of Janus from minority stockholders of Janus;

                  (j) in the case of Janus, Liens deemed to exist in connection with Permitted B Share Transactions; provided that such Liens extend only to such B Share Fees and not to any other assets of Janus and its Related Subsidiaries;

                  (k) Environmental Liens securing clean-up costs or fines not in excess of $25,000,000 in aggregate principal amount (minus the aggregate principal amount of such clean-up costs or fines imposed against the other Borrower and its Related Subsidiaries) except for Environmental Liens that are being contested in good faith by appropriate proceedings and the enforcement of which is stayed; and

                  (l) Liens, in addition to Liens permitted under the above clauses (a) through (k), securing Indebtedness the aggregate principal amount of which, when taken together with (1) the aggregate principal amount of Indebtedness of the Borrowers and the Related Subsidiaries outstanding pursuant to Section 6.01(a)(iv) and (2) the aggregate amount of all Attributable Debt in connection with all Sale and Leaseback Transactions of the Borrowers and the Related Subsidiaries pursuant to Section 6.03(a)(other than Sale and Leaseback Transactions consummated prior to the date hereof), does not exceed the greater of
         (x) $100,000,000 and (y) 10% of Consolidated Net Worth at such time (in each case minus the aggregate amount of Indebtedness of the other Borrower and its Related Subsidiaries permitted under this paragraph at such time).

                  SECTION 6.03. Sale and Lease-Back Transactions. Such Borrower will not, and will not permit any Related Subsidiary to, enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a "Sale and Leaseback Transaction"); except:

                   (a) such  Borrower or any Related  Subsidiary  may enter into any Sale and Leaseback Transaction if (i) at the time of such Transaction no Default or Event of Default shall have occurred and be continuing, (ii) the proceeds from the sale of the subject property shall be at least equal to its fair market value on the date of such sale and (iii) the aggregate amount of all Attributable Debt in connection with all Sale and Leaseback Transactions of such Borrower and the Related Subsidiaries (other than Sale and Leaseback Transactions consummated prior to the date hereof), when taken together with the (1) the aggregate principal amount of Indebtedness of the Borrowers and the Related Subsidiaries outstanding pursuant to Section 6.01(a)(iv) and (2) the aggregate principal amount of all Indebtedness of the Borrowers and the Related Subsidiaries secured by any Liens pursuant to Section 6.02(l), does not at any time exceed the greater of
         (x) $100,000,000 and (y) 10% of Consolidated Net Worth on any date of determination (in each case minus the aggregate amount of Indebtedness of the other Borrower and its Related Subsidiaries permitted under this paragraph on such date); and

                  (b) Janus may engage in a Sale and Leaseback Transaction with respect to the facilities located at the Lowry Property; provided that the aggregate amount of the Attributable Debt in connection with such Sale and Leaseback Transaction, when taken together with the aggregate principal amount of Indebtedness outstanding pursuant to Section 6.01(a)(viii), does not exceed $250,000,000 at any time.

                  SECTION 6.04. Mergers, Consolidations and Transfers of Assets. Such Borrower will not, and will not permit any Related Subsidiary to, merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Related Subsidiary of such Borrower, except that (a) such Borrower and any Related Subsidiary may sell assets in the ordinary course of business, (b) Janus may sell or transfer assets in connection with Permitted B Share True Sale Transactions and (c) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any wholly owned Subsidiary may merge into Stilwell in a transaction in which Stilwell is the surviving corporation, (ii) any wholly owned Subsidiary may merge into or consolidate with any other wholly owned Subsidiary in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than a Borrower or a wholly owned Related Subsidiary receives any consideration, (iii) such Borrower and its Related Subsidiaries may sell, transfer, lease or dispose of assets out of the ordinary course of business having depreciated book values (determined in accordance with GAAP) that in the aggregate for all assets so disposed of during the term of this Agreement (other than pursuant to the following clause (iv)) do not exceed 10% of Consolidated Net Worth on any date of determination (minus amounts sold by the other Borrower and its Related Subsidiaries) to any other person and (iv) Stilwell may sell the common stock of DST Systems for cash or may exchange the common stock of DST Systems for the common stock of a publicly-traded entity whose senior unsecured non-credit enhanced long term indebtedness for borrowed money is rated Baa3 or better by Moody's Investors Service or BBB- by Standard and Poor's, in either case to a third party buyer that is not an Affiliate of Stilwell; provided that such sale or exchange is for fair market value.

                  SECTION 6.05. Transactions with Affiliates. Such Borrower will not, and will not permit any Related Subsidiary to, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (other than the other Borrower or any Related Subsidiary), except that such Borrower or any Related Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions which, taken as a whole, are not less favorable to such Borrower or such Related Subsidiary than would prevail in an arm's-length transaction with unrelated third parties.

                  SECTION 6.06. Certain Other Agreements. Such Borrower will not, and will not permit any Related Subsidiary to (i) be bound by or enter into any agreement, amendment, covenant, understanding or revision to any agreement which directly or indirectly (through the application of financial covenants or otherwise) prohibits or restricts the ability of such Related Subsidiary to declare and pay dividends or make any loans or advances or any other distribution to Stilwell (except for limitations on the payment of dividends set forth in Schedule 3.15 or imposed by applicable law); or (ii) be bound by or enter into any agreement, indenture, contract, instrument, amendment or lease containing any covenant restricting the incurrence of Indebtedness or governing such Borrower's and the Related Subsidiaries' financial condition if such covenant is more restrictive than the analogous provision of this Agreement unless (A) such Borrower has delivered a copy of such document to the Agent not less than 10 Business Days prior to executing the same and (B) the Borrowers enter into an amendment to this Agreement to add the more restrictive covenant or to conform the analogous provision of this Agreement to such more restrictive covenant.

                  SECTION 6.07. Certain Financial Covenants.  Stilwell will not:

         (a) permit at any date the Leverage Ratio to exceed 2.0 to 1.0;

         (b) permit the Fixed Charge Ratio to be less than 4.0 to 1.0 on the last day of any fiscal quarter;

         (c) permit Consolidated Net Loss for (i) any fiscal quarter or (ii) any
period  of  two  or  more  consecutive   fiscal  quarters  to  be  greater  than
$300,000,000;

         (d) permit Consolidated Adjusted Net Worth to be less than $500,000,000 at any time; or

         (e)  permit   Average   Assets  Under   Management   to  be  less  than
$225,000,000,000 on the last day of any month.

                  SECTION 6.08. Margin Stock. (a) Such Borrower will not, nor will it permit any Related Subsidiary to, purchase or otherwise acquire Margin Stock if, after giving effect to any such purchase or acquisition, Margin Stock owned by Stilwell and its Subsidiaries would represent more than 25% of the assets of Stilwell and its Subsidiaries on a consolidated basis (valued in accordance with Regulation U); provided that notwithstanding the foregoing, (i) Stilwell may repurchase its capital stock pursuant to Stilwell's stock buyback program described in Stilwell's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2000, (ii) Stilwell may exchange capital stock of DST Systems for Margin Stock as permitted under Section 6.04(iv) and (iii) such Borrower and its Related Subsidiaries may purchase Margin Stock in an aggregate amount of $1,000,000 (minus amounts purchased by the other Borrower and its Related Subsidiaries) during any fiscal year. For purposes of this Section 6.08(a), on any date of determination, Margin Stock will be valued at its current market price and the total assets of Stilwell and its Subsidiaries will be valued at the higher of (x) the market capitalization of Stilwell and (y) such amount as the management of Stilwell reasonably determines could be obtained for Stilwell and its Subsidiaries in an arm's-length transaction with a third party purchaser treating Stilwell and its Subsidiaries as a going concern.

                  (b) Such Borrower will not, nor will it permit any Related Subsidiary to, cause any capital stock owned by it to become Margin Stock unless prior to such time this Agreement shall have been amended in a manner reasonably satisfactory to the Borrowers and the Agent (i) to cause all Margin Stock owned by the Borrowers and the Restricted Subsidiaries to be subject to the restrictions of Section 6.02 and Section 6.04 and (ii) to require the Regulation U margin requirements to be met at all times.

ARTICLE VII.  EVENTS OF DEFAULT

                  In case of the happening of any of the following events ("Events of Default"):

                  (a) any representation or warranty made or deemed made by or on behalf of either Borrower or any Subsidiary to the Lenders or the Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made;

                  (b) nonpayment by either Borrower of principal of any Loan when due;

                  (c) nonpayment by either Borrower of interest upon any Loan or of any Fee or other Obligations (other than an amount referred to in (b) above) under any of the Loan Documents within five Business Days after the same becomes due;

                  (d) the breach by either Borrower of any of the terms or provisions of Section 5.07 or in Article VI;

                  (e) the breach by either Borrower (other than a breach which constitutes an Event of Default under (a), (b), (c) or (d) above) of any of the terms or provisions of this Agreement which is not remedied within fifteen days after written notice from the Agent or any Lender;

                  (f) failure of either Borrower or any Subsidiary to pay any Indebtedness in excess of $10,000,000 (or its equivalent in any other currency) in aggregate principal amount when due; or the default by either Borrower or any Subsidiary in the performance of any term, provision or condition contained in any agreement under which any Indebtedness in excess of $10,000,000 (or its equivalent in any other currency) in aggregate principal amount was created or is governed, the effect of which is to permit the holder or holders of such Indebtedness to cause such Indebtedness to become due prior to its stated maturity; or the default by either Borrower or any Subsidiary in the performance of any term, provision or condition contained in any agreement under which any Indebtedness in excess of $10,000,000 (or its equivalent in any other currency) in aggregate principal amount was created or is governed, the effect of which is to cause the holder or holders of such Indebtedness or a trustee or other representative of such holders to cause such Indebtedness to become due prior to its stated maturity; or any Indebtedness in excess of $10,000,000 (or its equivalent in any other currency) in aggregate principal amount shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof;

                  (g) either Borrower or any Subsidiary shall (i) have an order for relief entered with respect to it under the Federal Bankruptcy Code, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make a general assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (v) institute any proceeding seeking an order for relief under the Federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action to authorize or effect any of the foregoing actions set forth in this paragraph (g) or (vii) fail to contest in good faith any appointment or proceeding described in the following paragraph (h);

                  (h) without the application, approval or consent of the Borrowers or any Subsidiary, a receiver, trustee, examiner, liquidator or similar official shall be appointed for either Borrower or any Subsidiary or any substantial part of its property, or a proceeding described in clause (v) of the preceding paragraph (g) shall be instituted against either Borrower or any Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days;

                  (i) any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of all of the property of either Borrower or any Subsidiary or an amount of such property or assets having depreciated book values (determined in accordance with GAAP) that in the aggregate for all properties and assets so appropriated or taken during the term of this Agreement exceed 15% of Consolidated Net Worth on any date of determination;

                  (j) either Borrower or any Subsidiary shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $10,000,000 (or its equivalent in any other currency) that is not stayed on appeal or otherwise being appropriately contested in good faith;

                  (k) the Unfunded Liabilities of all Plans shall exceed in the aggregate $10,000,000, or any Reportable Event shall occur in connection with any Plan or any Withdrawal Liability in excess of $7,500,000 shall be incurred with respect to any Multiemployer Plan or either Borrower or any member of the Controlled Group has received any notice concerning the imposition of Withdrawal Liability in excess of $5,000,000 or a determination that a Multiemployer Plan with respect to which the potential Withdrawal Liability of either Borrower or any member of the Controlled Group would exceed $5,000,000 is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA;

                  (l) a Change in Control shall have occurred;

                  (m) Stilwell shall cease to own beneficially at least 66-2/3% of the outstanding voting securities of any of Berger, Janus or Nelson; or

                  (n) any Loan Document, including the Guarantee of Stilwell set forth in Article VIII, shall cease at any time to be valid, enforceable or in full force and effect, or either Borrower or any Subsidiary shall so assert in writing;

then, and in every such event (other than an event with respect to either Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Agent, at the request of the Required Lenders, shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of either Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to either Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of either Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII.  GUARANTEE

                  In order to induce the Lenders to extend credit to Janus hereunder, Stilwell hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of Janus. Stilwell further agrees that the due and punctual payment of the Obligations of Janus may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

                  Stilwell waives presentment to, demand of payment from and protest to Janus of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of Stilwell hereunder shall not be affected by (a) the failure of any Lender to assert any claim or demand or to enforce any right or remedy against Janus under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement or any other Loan Document or agreement; (d) the failure or delay of any Lender to exercise any right or remedy against any other guarantor of the Obligations; (e) the failure of any Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument;
(f) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (g) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of Stilwell or otherwise operate as a discharge of Stilwell as a matter of law or equity.

                  Stilwell further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of Janus or any other Person.

                  The obligations of Stilwell hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

                  Stilwell further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Lender may have at law or in equity against Stilwell by virtue hereof, upon the failure of Janus to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Stilwell hereby promises to and will, upon receipt of written demand by the Agent, forthwith pay, or cause to be paid, to the Agent for distribution to the Lenders in cash an amount equal the unpaid principal amount of such Obligation.

                  Upon payment in full by Stilwell of any Obligation of Janus, each Lender shall, in a reasonable manner, assign to Stilwell the amount of such Obligation owed to such Lender and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by Stilwell, or make such disposition thereof as Stilwell shall direct (all without recourse to any Lender and without any representation or warranty by any Lender). Upon payment by Stilwell of any sums as provided above, all rights of Stilwell against Janus arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by Janus to the Lenders.

ARTICLE IX.  THE AGENT

                  In order to expedite the transactions contemplated by this Agreement, Citibank, N.A. is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders hereby irrevocably authorizes the Agent to take such actions on behalf of such Lender or holder and to exercise such powers as are specifically delegated to the Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to either Borrower of any Event of Default specified in this Agreement of which the Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by either Borrower pursuant to this Agreement as received by the Agent.

                  Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by either Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to either Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or either Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                  Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, after consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $50,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article and
Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  With respect to the Loans made by it hereunder, the Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if it were not the Agent.

                  Each Lender agrees (i) to reimburse the Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder or, if the Total Commitment shall be terminated, the percentage it holds of the aggregate outstanding principal amount of the Loans) of any expenses incurred for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees, agents or advisors, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrowers; provided that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Agent or any of its directors, officers, employees, agents or advisors.

                  Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                  Each Lender hereby acknowledges that the documentation agent and the syndication agent have no duties or liability hereunder other than in their capacity as a Lender.

ARTICLE X.  MISCELLANEOUS

                  SECTION 10.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by facsimile transmission or other telegraphic communications equipment of the sending party, as follows:

                  (a) if  to  Stilwell, to  it  at  920 Main Street, 21st Floor,
         Kansas City, Missouri 64105-1808, Attention of the Vice President - Finance (Telecopy No. (816) 218-2452), with a copy to the Vice President and Secretary (Telecopy No. (816) 218-2452);

                  (b) if to Janus, to it at 100 Fillmore Street, Denver, CO 80206 Attention of Vice President - Accounting (Telecopy No. (303) 394-9207) with a copy to General Counsel (Telecopy No. (308) 394-7714);

                  (c) if to the Agent, to it at Citibank, N.A., Two Penns Way, Suite 200, New Castle, DE 19720, Attention of Brian Maxwell (Telecopy No. (302) 894-6120) for Standby Borrowings and for Competitive Borrowings,; and

                  (d) if to the Swingline Lender, to it at Citibank, N.A., Two Penns Way, Suite 200, New Castle, DE 19720, Attention of Brian Maxwell (Telecopy No. (302) 894-6120); and

                  (e) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by facsimile or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01.

                  SECTION 10.02. Survival of Agreement. All covenants, agreements, representations and warranties made by either Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

                  SECTION 10.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers and the Agent and when the Agent shall have received copies hereof which, when taken together, bear the signatures of each Lender, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agent and each Lender and their respective successors and assigns, except that neither Borrower shall have the right to assign its rights hereunder or any interest herein without the prior consent of all the Lenders. Delivery of an executed signature page of any Loan Document by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 10.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of either Borrower, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Standby Loans at the time owing to
it); provided, however, that (i) each such assignment shall be to an Eligible Assignee, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (iii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $10,000,000 (or, if less, the remaining amount of such Lender's Loans and Commitments) and shall be an integral multiple of $1,000,000, (iv) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance and a processing and recordation fee of $3,500 if the assignee shall not be a Lender and (v) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) of this Section 10.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 10.05, as well as to any Fees accrued for its account hereunder and not yet paid)). Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Competitive Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Standby Loans and Competitive Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or the financial condition of the Borrowers or any Subsidiary or the performance or observance by the Borrowers or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee and is legally authorized to enter into such Assignment and Acceptance;
(iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrowers, the Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee and, if applicable, the Swingline Lender, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Borrowers and the Agent to such assignment, the Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders.

                  (f) Each Lender may without the consent of the Borrowers, the Swingline Lender or the Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if they were Lenders, provided that the participating banks or other entities shall not be entitled to receive any more than the selling Lender would have received had it not sold the participation and (iv) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of either Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or changing or extending the Commitments).

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to either Borrower furnished to such Lender by or on behalf of such Borrower; provided that, prior to any such disclosure of information designated by such Borrower as confidential, each such proposed assignee or participant shall execute a confidentiality agreement in the form of Exhibit E hereto.

                  (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to Section 2.01, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof (iii) such Granting Lender's other obligations under this Agreement shall remain unchanged, (iv) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (v) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under this Agreement. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the related Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 10.04 or in Section 10.16, any SPC may
(i) with notice to, but without the prior written consent of, the Borrowers or the Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis, to the extent such disclosure would be permitted under Section 10.16 as if such SPC were a Lender, any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.

                  (i) Any Lender may at any time assign all or any portion of its rights under this Agreement issued to it to a Federal Reserve Bank; provided that no such assignment shall release a Lender from any of its obligations hereunder. In order to facilitate such an assignment to a Federal Reserve Bank, each Borrower, shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to such Borrower by the assigning Lender hereunder.

                  (j) Neither Borrower shall assign or delegate any of its rights or duties hereunder.

                  SECTION 10.05. Expenses; Indemnity. (a) Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation of this Agreement and the other Loan Documents and in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Agent or any Lender. Each Borrower further agrees that it shall indemnify the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

                  (b) Each Borrower agrees to indemnify the Agent, each Lender and each of their respective directors, officers, employees, agents and advisors (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document by such Borrower or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans by such Borrower or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (x) the gross negligence or wilful misconduct of such Indemnitee or (y) the material breach of such Indemnitee's obligations under this Agreement. The Borrowers also agree not to assert any claim for special, indirect, consequential or punitive damages against the Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, arising out of or otherwise relating to this Agreement, any of the transactions contemplated herein or the actual or proposed use of proceeds of the Loans.

                  (c) The provisions of this Section 10.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this
Section 10.05 shall be payable on written demand therefor.

                  SECTION 10.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of either Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 10.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10.08. Waivers; Amendment. (a) No failure or delay of the Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on either Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the

Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby,
(ii) change or extend the Commitment or decrease the Facility Fees or Utilization Fees of any Lender without the prior written consent of such Lender,
(iii) amend or modify the provisions of Section 2.16, the provisions of this Section or the definition of "Required Lenders", without the prior written consent of each Lender or (iv) release the Guarantor from its Guarantee under
Article VIII, or limit its liability in respect of such Guarantee, in any case without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent or the Swingline Lender hereunder without the prior written consent of the Agent or the Swingline Lender, as the case may be. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section and any consent by any Lender pursuant to this Section shall bind any person subsequently acquiring a Loan from it.

                  SECTION 10.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable on the Loans made by such Lender, together with all Charges payable to such Lender, shall be limited to the Maximum Rate.

                  SECTION 10.10. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

                  SECTION 10.11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.11.

                  SECTION 10.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 10.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03.

                  SECTION 10.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION  10.15.  Jurisdiction;  Consent to Service of Process.
(a) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any other party or its properties in the courts of any jurisdiction.

                  (b) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 10.16. Confidentiality. (a) Each Lender agrees to keep confidential and not to disclose (and to cause its officers, directors, employees, agents, Affiliates and representatives to keep confidential and not to disclose) all Information (as defined below), except that such Lender shall be permitted to disclose Information (i) to such of its officers, directors, employees, advisors, agents, Affiliates and representatives as need to know such Information in connection with the servicing and protection of its interests in respect of its Loans and Commitments, the Loan Documents and the Transactions;
(ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process or requested by any Governmental Authority having jurisdiction over such Lender; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach by such Lender of this Agreement, (B) is generated by such Lender or becomes available to such Lender on a nonconfidential basis from a source other than either Borrower or its Affiliates or the Agent, or (C) was available to such Lender on a nonconfidential basis prior to its disclosure to such Lender by either Borrower or its Affiliates or the Agent; (iv) as provided in Section 10.04(g); or (v) to the extent either Borrower shall have consented to such disclosure in writing. As used in this Section 10.16, "Information" shall mean the Confidential Memorandum and any other confidential materials, documents and information relating to either Borrower that such Borrower or any of its Affiliates may have furnished or made available or may hereafter furnish or make available to the Agent or any Lender in connection with this Agreement.

                  (b)  Each  Transferee  shall  be  deemed,   by  accepting  any
assignment  or  participation  hereunder,  to have  agreed  to be  bound by this
Section 10.16.

                  IN WITNESS WHEREOF, Stilwell, Janus, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        STILWELL FINANCIAL INC.,

                                             by

                                                   /s/ Anthony P. McCarthy
                                                ----------------------------
                                                Name:   Anthony P. McCarthy
                                                Title:  Vice President - Finance

                                        JANUS CAPITAL CORPORATION,

                                             by

                                                   /s/ Matthew R. Luoma
                                                ----------------------------
                                                Name:   Matthew R. Luoma
                                                Title:  Vice President of
                                                         Accounting and Taxation

                                        CITIBANK, N.A., individually and as
                                             Administrative  Agent  and  as
                                             Swingline Lender,

                                             by

                                                   /s/ Diane Ferguson
                                                ----------------------------
                                                Name:   Diane Ferguson
                                                Title:  Vice President

                                        WELLS  FARGO  BANK  WEST,  N.A. ,
                                                individually and as
                                                Documentation Agent,

                                             by

                                                   /s/ Gary D. Watkins
                                                ----------------------------
                                                Name:   Gary D. Watkins
                                                Title:  Vice President

                                        THE CHASE  MANHATTAN BANK,  individually
                                                and as Syndication Agent,

                                             by

                                                   /s/ Robert A. Krasnow
                                                ----------------------------
                                                Name:   Robert A. Krasnow
                                                Title:  Vice President

                                        BANK OF AMERICA, N..A.,

                                             by

                                                   /s/ Joan L. D'Amico
                                                ----------------------------
                                                Name:   Joan L. D'Amico
                                                Title:  Managing Director

                                        THE GOVERNOR AND COMPANY OF THE BANK OF
                                               IRELAND,

                                             by

                                                   /s/ P. Rushe
                                                ----------------------------
                                                Name:   P. Rushe
                                                Title:  Authorized signatory

                                             by

                                                   /s/ L. Molloy
                                                ----------------------------
                                                Name:   L. Molloy
                                                Title:  Manager

                                        BANK OF NEW YORK,

                                             by

                                                    /s/ Scott H. Buitekant
                                                ----------------------------
                                                Name:   Scott H. Buitekant
                                                Title:  Vice President

                                        CREDIT SUISSE FIRST BOSTON,

                                             by

                                                    /s/ Andrea Shkane
                                                ----------------------------
                                                  Name:   Andrea Shkane
                                                  Title:  Vice President

                                             by

                                                   /s/ James Lee
                                                ----------------------------
                                                Name:   James Lee
                                                Title:  Assistant Vice President

                                        FIRSTAR BANK  N.A.,

                                             by

                                                   /s/ Barry P. Sullivan
                                                ----------------------------
                                                Name:   Barry P. Sullivan
                                                Title:  Vice President

                                        FLEET NATIONAL BANK,

                                             by

                                                   /s/ David A. Bosselait
                                                ----------------------------
                                                Name:   David A. Bosselait
                                                Title:  Director

                                        HSBC,

                                             by

                                                   /s/ L. Sue Lomax
                                                ----------------------------
                                                Name:   L. Sue Lomax
                                                Title:  Senior Vice President

                                        THE ROYAL BANK OF SCOTLAND plc,

                                             by

                                                   /s/ Clark McGinn
                                                ----------------------------
                                                Name:   Clark McGinn
                                                Title:  Senior Vice President

                                        STATE STREET BANK AND TRUST COMPANY,

                                             by

                                                   /s/ John Stankard
                                                ----------------------------
                                                Name:   John Stankard
                                                Title:  Vice President

                                        UMB, N.A.,

                                             by

                                                   /s/ Terry Dierks
                                                ----------------------------
                                                Name:   Terry Dierks
                                                Title:  Senior Vice President

                                                                     EXHIBIT A-1


                         FORM OF COMPETITIVE BID REQUEST

Citibank, N.A., as Agent
  for the Lenders referred to below
Two Penns Way, Suite 200
New Castle, DE 19720
Attention: Brian Maxwell
                                                                          [Date]


         Re:      Five-Year Credit Agreement Referred to Below

Dear Sirs:

                  The undersigned, [Stilwell Financial Inc./Janus Capital Corporation] (the "Borrower"), refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 7, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, [Janus/Stilwell] the Lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03(a) of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

                  (A)  Date of Competitive Borrowing
                        (which is a Business            ----------------------

                  (B)  Principal Amount of
                        Competitive Borrowing 1         ----------------------

                  (C)  Interest rate basis 2
                                                        ----------------------

                  (D)  Interest Period and the last
                        day thereof 3                   ----------------------


                  Upon acceptance of any or all of the Loans offered by the Banks in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b), (c) and (d) of the Credit Agreement have been satisfied.

                                           Very truly yours,

                                           [STILWELL FINANCIAL INC./JANUS
                                                CAPITAL CORPORATION],

                                           by
                                                -------------------------------
                                                Title:  [Responsible Officer]


----------------------------

     1/ Not less than 10,000,000 (and in integral multiples $1,000,000) or greater than the Total Commitment then available.

     2/ Eurodollar Loan or Fixed Rate Loan.

     3/ Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                     EXHIBIT A-2


                    FORM OF NOTICE OF COMPETITIVE BID REQUEST

[Name of Bank]
[Address]

Attention:

                                                                          [Date]


         Re:      Five-Year Credit Agreement Referred to Below

Dear Sirs:

                  Reference is made to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 7, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Stilwell Financial Inc., Janus Capital Corporation, the Lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. [Stilwell Financial Inc./Janus Capital Corporation] made a Competitive Bid Request on , 20 , pursuant to Section 2.03(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time].4 Your Competitive Bid must comply with Section 2.03(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A)  Date of Competitive Borrowing
                                           ------------------

(B)  Principal amount of
        Competitive Borrowing
                                           ------------------

(C)  Interest rate basis
                                           ------------------

(D)  Interest Period and the last
        day thereof
                                           ------------------



                                           Very truly yours,

                                           CITIBANK, N.A., as Agent,

                                           by
                                                ------------------------
                                                Title:


----------------------------

     4/ The Competitive Bid must be received by the Agent (i) in the case of Eurodollar Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the Business Day of a proposed Competitive Borrowing.

                                                                     EXHIBIT A-3




                             FORM OF COMPETITIVE BID


Citibank, N.A., as Agent
  for the Lenders referred to below
Two Penns Way, Suite 200
New Castle, DE 19720
Attention: Brian Maxwell

                                                                          [Date]


         Re:      Five-Year Credit Agreement Referred to Below

Dear Sirs:

                  The undersigned, [Name of Bank], refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 7, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Stilwell Financial Inc., Janus Capital Corporation, the Lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.03(b) of the Credit Agreement, in response to the Competitive Bid Request made by [Stilwell/Janus] on , 20 , and in that connection sets forth below the terms on which such Competitive Bid is made:

                  (A)  Principal Amount 5
                                                         ------------------

                  (B)  Competitive Bid Rate 6
                                                         ------------------

                  (C)  Interest Period and last
                        day thereof
                                                         -----------------

                  The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to [Stilwell/Janus] upon acceptance by [Stilwell/Janus] of this bid in accordance with Section 2.03(d) of the Credit Agreement.

                                           Very truly yours,

                                           [NAME OF BANK],

                                           by
                                                --------------------------------
                                                Title:


----------------------------

     5/ Not less than $10,000,000 or greater than the requested Competitive Borrowing and in integral multiples of $1,000,000. Multiple bids will be accepted by the Agent.

     6/ LIBO Rate + or -     %, in the case of Eurodollar Loans or     %, in the
case of Fixed Rate Loans.

                                                                     EXHIBIT A-4


                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER

                                                                          [Date]


Citibank, N.A., as Agent
  for the Lenders referred to below
Two Penns Way, Suite 200
New Castle, DE 19720
Attention: Brian Maxwell


         Re:      Five-Year Credit Agreement Referred to Below

Dear Sirs:

                  The undersigned, [Stilwell Financial Inc./Janus Capital Corporation] (the "Borrower"), refers to the Five-Year Credit Agreement dated as of December 7, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, Janus Capital Corporation/Stilwell Financial Inc., the Lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent.

                  In accordance with Section 2.03(c) of the Credit Agreement, we have received a summary of bids in connection with our Competitive Bid Request dated ___________ and in accordance with Section 2.03(d) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

Principal Amount                Fixed Rate/Margin             Lender
----------------                -----------------             ------
            $                   [%]/[+/-.  %]
            $

We hereby reject the following bids:

Principal Amount                Fixed Rate/Margin             Lender
----------------                -----------------             ------
            $                   [%]/[+/-.  %]
            $


                  The $            should be deposited in Citibank, N.A. account
number [           ]on [date].


                                           Very truly yours,

                                           [STILWELL FINANCIAL INC./JANUS
                                           CAPITAL CORPORATION],

                                           by
                                                --------------------------------
                                                Name:
                                                Title:

                                                                     EXHIBIT A-5



                        FORM OF STANDBY BORROWING REQUEST

Citibank, N.A., as Agent
  for the Lenders referred to below
Two Penns Way, Suite 200
New Castle, DE 19720
Attention: Brian Maxwell

                                                                          [Date]


         Re:      Five-Year Credit Agreement Referred to Below

Dear Sirs:

                  The undersigned, [Stilwell Financial Inc./Janus Capital Corporation] (the "Borrower"), refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 7, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, [Janus/Stilwell] the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.04 of the Credit Agreement that it requests a Standby Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Standby Borrowing is requested to be made:

                  (A)  Date of Standby Borrowing
                         (which is a Business Day)      -----------------

                  (B)  Principal Amount of
                         Standby Borrowing 7            -----------------

                  (C)  Interest rate basis 8
                                                        ------------------

                  (D)  Interest Period and the last
                         day thereof 9                  -----------------

                  Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b), (c) and (d) of the Credit Agreement have been satisfied.

                                           Very truly yours,

                                           [STILWELL FINANCIAL INC./JANUS
                                                 CAPITAL CORPORATION],

                                           by
                                                -------------------------------
                                                Title: [Responsible Officer]

----------------------------

    7/ Not less than $5,000,000 (and in integral multiples of $1,000,000) or greater than the Total Commitment then available.

     8/ Eurodollar Loan or ABR Loan.

     9/ Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                       EXHIBIT B



                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 7, 2000 (the "Credit Agreement"), among Stilwell Financial Inc., a Delaware corporation, Janus Capital Corporation, a Colorado corporation, the lenders from time to time party thereto (the "Lenders"), Citibank, N.A., as agent for the Lenders (in such capacity, the "Agent"), Wells Fargo Bank West. N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Effective Date and the Competitive Loans and Standby Loans and Swingline Loans owing to the Assignor which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  2. This Assignment and Acceptance is being delivered to the Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(f) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an
Administrative Questionnaire and (iii) a processing and recordation fee of $3,500.

                  3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment):

                                                       Percentage   Assigned  of
                                                       Facility/Commitment  (set
                                                       forth,  to  at  least  8
                        Principal Amount assigned      decimals, as a percentage
                        (and identifying information   of the Facility  and  the
                        as to individual Competitive   aggregate  Commitments of
Facility                Loans)                         all  Lenders  thereunder)
--------------------    ----------------------------   -------------------------

Commitment Assigned:
                         $                                          %

Standby Loans:

Competitive Loans:

Swingline Loans:


The terms set forth above and on the reverse side hereof are hereby agreed to:

                                           Accepted */
                                                    -


                            , as Assignor    CITIBANK, N.A., as Agent
----------------------------


By:                                          By:
   -------------------------------------      ---------------------------
   Name:                                      Name:
   Title:                                     Title:


                            , as Assignee    STILWELL FINANCIAL INC.,
----------------------------


By:                                          By:
   -------------------------------------      ---------------------------
   Name:                                      Name:
   Title:                                     Title:


                                             JANUS CAPITAL CORPORATION,

                                             By:
                                              ---------------------------
                                              Name:
                                              Title:


                                             CITIBANK ,  N.A. ,  as  Swingline
                                                Lender,

                                             By:
                                              ---------------------------
                                              Name:
                                              Title:

--------------------

 */ To be completed only if consents are required under Section 10.04(b).

                                                                     Exhibit C-1




                                December 7, 2000

The Agent and the Lenders who are parties to the Credit Agreements described below

Gentlemen:

         We have acted as counsel to Stilwell Financial Inc., a Delaware corporation (the "Company") in connection with the execution and delivery of the 364-Day Competitive Advance and Revolving Credit Facility Agreement and the Five-Year Competitive Advance Credit Facility Agreement (the "Credit Agreements") each dated as of December 7, 2000 by and among the Company, Janus Capital Corporation and Citibank, N.A. as administrative agent for the Lenders from time to time party thereto (the "Agent"). All capitalized terms used in this opinion without definition shall have the meanings attributed to them in the Credit Agreements. As used herein "Significant Subsidiary" shall mean any Related Subsidiary of the Company which has assets which comprise more than 10% of the assets of the Company and its Consolidated Subsidiaries.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for purposes of this opinion, including:

               (i) The Credit Agreements and the notes payable to certain Lenders which have been executed and delivered by the Company on the date hereof (the "Notes");

               (ii) The Certificate of Incorporation of the Company as certified by the Secretary of State of Delaware as of a recent date;

               (iii) The By-laws of the Company as in effect on the date hereof;

               (iv) The resolutions duly adopted by a special meeting to action by the Board of Directors of the Company on December 4, 2000, authorizing, among other things, that an officer of the Company execute and deliver the Credit Agreements and any documents contemplated thereby;

               (v) A certificate issued by the Secretary of State of Delaware dated December 1, 2000, as to the good standing of the Company in the State of Delaware and a certificate issued by the Secretary of State of Missouri as to the qualification and good standing of the Company in the State of Missouri dated December 1, 2000; and

               (vi) The Certificate of Incorporation for each of the Company's Significant Subsidiaries (listed on Schedule I hereto) and good standing certificates for each of the Significant Subsidiaries (as described on Schedule 1 hereto).

         As to questions of fact material to the opinions set forth herein, we have relied upon the representations of the Company set forth in the Credit Agreements, and factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter. We have not independently verified the accuracy of the matters set forth in the written statements or certificates upon which we have relied, nor have we undertaken any lien, suit or judgment searches or searches of court dockets in any jurisdiction. For purposes of the opinion in paragraph 1, we have relied exclusively upon certificates issued by relevant governmental authorities in the relevant jurisdictions, and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates.

         We have assumed (i) the genuineness and authenticity of all documents examined by us and all signatures thereon, and the conformity to originals of all copies of all documents examined by us; (ii) that the execution, delivery and/or acceptance of the Credit Agreements have been duly authorized by all action, corporate or otherwise, necessary by the parties to the Credit Agreements other than the Company (those parties other than the Company are hereinafter collectively referred to as the "Other Parties") and that the Credit Agreements are enforceable against each of the Other Parties which is a party thereto; (iii) the legal capacity of all natural persons executing the Credit Agreements; (iv) that each of the Other Parties has satisfied those legal requirements that are applicable to it to the extent necessary to make the Credit Agreements enforceable against them; (v) that each of the Other Parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Credit Agreements; (vi) that each of the Credit Agreements accurately describe and contain the mutual understandings of the parties, and that there are no oral or written statements or agreements or usages of trade or courses of prior dealings among the parties that would modify, amend or vary any of the terms thereof; (vii) that the Other Parties will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Credit Agreements; (viii) the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue; (ix) all agreements other than the Credit Agreements which we have reviewed in connection with our letter would be enforced as written; (x) that there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and (xi) the representations and warranties in the Credit Agreements are accurate and complete.

         We confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the two preceding paragraphs are unwarranted or that any information supplied in this letter is wrong.

         As used in this opinion with respect to any matter, the qualifying phrase "to the best of our knowledge" or "our actual knowledge" or such similar phrase means the conscious awareness of facts or other information by: (i) the lawyer signing this opinion; and (ii) any lawyer who has had active involvement in negotiating or preparing the Credit Agreements. In this regard, it is noted that we have not made any special review or investigation in connection with rendering any opinion so qualified other than inquiry of various officers, in-house legal counsel and key employees of the Company and a review of material agreements brought to our attention.

         Based on the foregoing, and in reliance thereon, and subject to the qualifications, limitations and exceptions stated herein, we are of the opinion, having due regard for such legal considerations as we deem relevant, that:

     1. Each of the Company and its Significant Subsidiaries and Nelson Money Managers plc: (a) is validly existing and in good standing under the laws of its jurisdiction of organization, and (b) is qualified to do business in those jurisdictions, if any, identified on Schedule I attached hereto. Each of the Company and its Significant Subsidiaries has the power and authority to conduct its businesses as now conducted.

     2. The execution, delivery and performance of the Loan Documents and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action, and the Loan Documents and the Notes have been duly executed and delivered by the Company.

     3. No approval, authorization, consent, adjudication or order of, or filing with, any Governmental Authority, which has not been obtained or made, is required to be obtained or made by the Company or any Significant Subsidiary in connection with the execution, delivery or performance of the Loan Documents or in connection with the borrowings or repayments thereof made in connection with the Credit Agreements.

     4. The execution and delivery of the Credit Agreements and the Notes by the Company and the performance by the Company of the Obligations have been duly authorized by all necessary corporate action and proceedings on the part of the Company and do not:

          (a) require any consent of the Company's shareholders;

          (b) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any Significant Subsidiary or the Company's or any Significant Subsidiary's articles of incorporation or bylaws or any indenture, material instrument or material agreement binding upon the Company or any Significant Subsidiary and of which we are aware; or

          (c) result in, or require the creation or imposition of any Lien pursuant to the provisions of any indenture, material instrument or material agreement binding upon the Company or any Significant Subsidiary and of which we are aware.

     5. Each of the Loan Documents and the Notes constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     6. To the best of our knowledge, and except as disclosed in the Form 10-Q of the Company for the fiscal quarter ended September 30, 2000 filed with the Securities and Exchange Commission, there is no action, suit, governmental inquiry, investigation or other proceeding pending or overtly threatened against the Company or any Related Subsidiary that, if adversely determined, could reasonably be expected, individually or in the aggregate, to materially adversely affect the business, properties, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform its obligations under the Credit Agreements and the Notes.

     7. The making of the Loans and the application of the proceeds thereof by the Company as provided in the Credit Agreements will not result in a violation of Regulation T, U or X or the Board of Governors of the Federal Reserve Board.

     8. Neither the Company nor any Related Subsidiary (other than Nelson and Berger) is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, and neither the Company nor any Related Subsidiary is a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         Our  opinions  as  herein   expressed  are  subject  to  the  following
qualifications and limitations:

     1. Our opinions are subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws. This exception includes:

          (a) the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed;

          (b) all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors;

          (c) state fraudulent transfer and conveyance laws; and

          (d) judicially developed doctrines in this area, such as substantive consolidation of entities and equitable subordination.

     2. Our opinions are subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

          (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

          (b) affording equitable defenses (e.g., waiver, latches and estoppel) against a party seeking enforcement;

          (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

          (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

          (e) requiring  consideration  of the  materiality  of (i) a breach and
     (ii) the consequences of the breach to the party seeking enforcement;

          (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

          (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

     3. Our  opinions  are  subject to the effect of the rules of law that:

          (a) limit or affect the enforcement of provisions of a contract that purport to waive, or to require waiver of, (i) the obligations of good faith, fair dealing, diligence and reasonableness, (ii) broadly or vaguely stated rights, (iii) statutory, regulatory or constitutional rights, except to the extent that the statute, regulation or constitution explicitly allows waivers; (iv) unknown future defenses; and (v) rights to damages;

          (b)  provide  that  choice  of  law,  forum   selection,   consent  to
     jurisdiction, consent to and specification of service of process and jury waiver clauses in contracts are not necessarily binding;

          (c) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction;

          (d) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

          (e) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs;

          (f) may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract; and

          (g) limit the enforceability of any provision purporting: (i) to cause an indemnification, guaranty or undertaking to survive repayment of the Loans or the satisfaction, foreclosure, settlement, discharge or other termination of the Credit Agreement; (ii) to require the payment of interest (or discount or equivalent amounts) or any premium or "make whole" payment at a rate or in an amount, after the maturity or after or upon acceleration of the respective liabilities evidenced or secured thereby, or after or during the continuance of any default, event of default or other circumstance, or upon repayment, which a court may determine to be unreasonable, a penalty or a forfeiture or (iii) to create or waive a trust, agency, attorney-in-fact or other fiduciary relationship.

     4. We express no opinion as to the laws of any jurisdiction other than the laws of the States of Missouri and New York (excluding, in each case, local laws), Delaware corporate laws and the federal laws of the United States of America.

     5. Except as set forth in paragraph 7 above and to the extent that such issues are specifically addressed herein, we express no opinion as to any of the following legal issues:

          (a) pension and employee benefit laws and regulations (e.g. ERISA);

          (b) compliance with fiduciary duty requirements;

          (c) Federal and state tax laws and regulations;

          (d) Federal and state laws, regulations and policies concerning (I) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal civil forfeiture laws;

          (e) Federal and state securities laws and regulations; and

          (f) other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

     6. We call your attention to the fact that the enforceability of any provision purporting to require any party to execute promissory notes in the future is subject to general principles of equity and the discretion of a court of equity as to whether such a provision should be enforced.

         This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof. This opinion covers matters as of the date hereof and does not address events which may take place after the date hereof but are contemplated by the Credit Agreements or amendments to the Credit Agreements after the date hereof.

         This opinion is limited to the matters set forth herein; no opinion may be inferred or implied beyond the matters expressly stated in this letter.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders and Persons that acquire participations in your Loans) without our prior written consent.

                                                   Very truly yours,

                                                   SONNENSCHEIN NATH & ROSENTHAL

                                   SCHEDULE I

Articles of Incorporation of Significant Subsidiaries

Stilwell Management, Inc., a Delaware corporation

Berger, LLC, a Nevada limited liability company


Good-Standing Certificates of Significant Subsidiaries

Stilwell Management, Inc.
         Long Form Good-Standing Certificate from Delaware Secretary of State Good-Standing Certificate from California Secretary of State Good-Standing Certificate from Colorado Secretary of State

Berger, LLC

         Long Form Good-Standing Certificate from Nevada Secretary of State Good-Standing Certificate from Colorado Secretary of State Good-Standing Certificate from Georgia Secretary of State

Nelson Money Managers PLC
         Good-Standing Certificate from the Companies House

                                                                     Exhibit C-2




                                December 7, 2000




Addressees listed on Schedule A

  Re:      Five-Year Competitive Advance and Revolving Credit Facility Agreement

Ladies and Gentlemen:

                  This firm has acted as counsel to Janus Capital Corporation, a Colorado corporation (the "Company"), in connection with the Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of December 7, 2000 (the "Credit Agreement"), among the Company, Stilwell Financial Inc., Citibank, N.A., individually as Swingline Lender and as Administrative Agent, the Lenders from time to time party thereto, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. This opinion letter is being furnished to you pursuant to the requirements set forth in Section 4.02 of the Credit Agreement in connection with the closing thereunder on the date hereof. Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein.

                  For purposes of this opinion letter, we have examined copies of the following documents (the "Documents"):

          1. An executed copy of the Credit Agreement.

          2. Executed copies of promissory notes (the "Notes") by the Company in favor of Firstar Bank N.A., Fleet National Bank and State Street Bank and Trust Company (which are the only Lenders which requested and received promissory notes from the Company).

          3. The Restated and Amended Articles of Incorporation of the Company, as certified by the Secretary of State of the State of Colorado on November 15, 2000 and as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

          4. The Restated and Amended Bylaws of the Company as of January 5, 1996, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

          5. A certificate of good standing of the Company issued by the Secretary of State of the State of Colorado dated November 14, 2000.

          6. Certain resolutions of the Board of Directors of the Company adopted by unanimous written consent dated as of December 6, 2000, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect, relating to authorization of the Credit Agreement and arrangements in connection therewith.

          7. Certain certificates of officers of the Company dated December 7, 2000, as to certain facts relating to the Company.

          8. A certificate of the Secretary of the Company, dated December 7, 2000, as to the incumbency and signature of certain officers of the Company.

                  The Credit Agreement and the Notes are collectively referred to herein as the "Loan Documents."

                  In our examination of the Credit Agreement and the other Documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to us as copies (including telecopies). As to matters of fact relevant to the opinions expressed herein, we have relied on the representations and statements of fact made in the Documents. We have not independently established the facts so relied on. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

                  We call your attention to the fact that we have not represented Stilwell Financial Inc., a borrower under the Credit Agreement, in connection with any matter referred to in this letter or otherwise. We have not made any review or investigation of factual, legal or other matters relative to Stilwell Financial Inc. or the authority of Stilwell Financial Inc. with respect to execution, delivery or performance of the Loan Documents. We understand that Sonnenschein Nath & Rosenthal has represented Stilwell Financial Inc. in connection with the Loan Documents and has delivered an opinion to you on such matters and other matters as provided in the Loan Documents.

                  For purposes of this opinion letter, we have assumed that (i) each party to each of the Loan Documents has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations under each of the Loan

Documents and each of the parties to each of the Loan Documents other than the Company has complied with all legal requirements pertaining to their status as such status relates to their rights to enforce each of the Loan Documents against the Company, (ii) each party to each of the Loan Documents has duly authorized, executed and delivered the respective Loan Documents, (iii) each party to each of the Loan Documents is validly existing and in good standing in all necessary jurisdictions, (iv) each of the Loan Documents constitutes the valid and binding obligation of each party thereto, enforceable against each such party (except that this assumption is not made with respect to the Company) in accordance with their respective terms, (v) there has been no mutual mistake of fact or misunderstanding or fraud, duress or undue influence in connection with the negotiation, execution or delivery of each of the Loan Documents, and the conduct of all parties to each of the Loan Documents has complied with any requirements of good faith, fair dealing and conscionability and (vi) there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of any of the Loan Documents. We have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter unless a reported decision of a federal court or a court in the applicable jurisdiction has established its unconstitutionality or invalidity.

         For the purpose of the opinion set forth in Paragraph (b) below, we have further assumed that (i) no Lender is a broker or dealer under the Margin Regulations (as defined below); and (ii) Margin Stock does not constitute more than 25% of the value (as determined pursuant to the Margin Regulations) of the assets subject to the covenants in Sections 6.02 and 6.04 of the Credit Agreement.

         This opinion letter is based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) the New York General Obligation Law; and (ii) as to the opinion given in Paragraph (b), Regulations T, U and X issued by the Board of Governors of the Federal Reserve System (12 C.F.R. Parts 220, 221 and 224) (the "Margin Regulations").

                  Based upon, subject to and limited by the foregoing, we are of the opinion that:

                  (a) Each of the Loan Documents constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (b) The making of the Loans and the application of the proceeds thereof by the Company as provided in the Credit Agreement will not result in a violation of the Margin Regulations.

                  Our opinion expressed in Paragraph (a) above is subject to the qualification that certain rights, remedies, obligations, waivers and other provisions of each of the Loan Documents may not be enforceable in accordance with their terms, but, subject to the exceptions, qualifications and limitations set forth elsewhere in this opinion letter, such unenforceability would not render any of the Loan Documents invalid as a whole or preclude (i) the judicial enforcement of the obligations of the Company to pay the principal and interest on the respective Loans at the rate or rates (but not including any increase in rate after default) set forth in the Credit Agreement, or (ii) in circumstances in which a court will provide a remedy, the Lenders' right to accelerate and demand payment of the Loans made to the Company.

                  In addition to the qualifications, exceptions and limitations elsewhere set forth in this opinion letter, our opinions expressed above are also subject to the effect of: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers); and (ii) the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, reasonableness, conscionability and materiality (regardless of whether the applicable agreements are considered in a proceeding in equity or at law).

                  We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the closing under the Credit Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm, except that your successors and assigns may rely upon this opinion letter (it being understood that this opinion letter speaks only as of the date hereof, and that no such reliance will have any effect on the scope, phrasing or originally intended use of this opinion letter).

                                                         Very truly yours,

                                   Schedule A

Citibank, N.A.
Wells Fargo Bank West, N.A.
The Chase Manhattan Bank
The Board of  Governors  of the Bank of Ireland
Bank of New York
Credit  Suisse First Boston
Firstar Bank N.A.
Fleet National Bank
HSBC
The Royal Bank of Scotland plc
State Street Bank and Trust Company
UMB, N.A.

                                                                    Exhibit C-2







                                December 7, 2000

Addressees listed on Schedule A

  Re:      Five-Year Competitive Advance and Revolving Credit Facility Agreement

Ladies and Gentlemen:

                  The undersigned serves as Assistant General Counsel to Janus Capital Corporation, a Colorado corporation (the "Company"), and has represented the Company in that capacity in connection with the Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of December 7, 2000 (the "Credit Agreement"), among the Company, Stilwell Financial Inc., Citibank, N.A., individually, as Swingline Lender and as Administrative Agent, the Lenders from time to time party thereto, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. This opinion letter is being furnished to you pursuant to the requirements set forth in Section 4.02 of the Credit Agreement in connection with the closing thereunder on the date hereof. Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein.

                  For purposes of this opinion letter, we have examined copies of the following documents (the "Documents"):

          1. An executed copy of the Credit Agreement.

          2. Executed copies of promissory notes (the "Notes") by the Company in favor of Firstar Bank N.A., Fleet National Bank and State Street Bank and Trust Company (which are the only Lenders which requested and received promissory notes from the Company).

          3. The Restated and Amended Articles of Incorporation of the Company, as certified by the Secretary of State of the State of Colorado on November 15, 2000 and as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

          4. The Restated and Amended Bylaws of the Company as of January 5, 1996, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

          5. A certificate of good standing of the Company issued by the Secretary of State of the State of Colorado dated November 14, 2000.

          6. Certain resolutions of the Board of Directors of the Company adopted by unanimous written consent dated as of December 6, 2000, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization of the Credit Agreement and arrangements in connection therewith.

                  The Credit Agreement and the Notes are collectively referred to herein as the "Loan Documents."

                  In my examination of the Credit Agreement and the other Documents, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to us as copies (including telecopies). As to matters of fact relevant to the opinions expressed herein, I have relied on the representations and statements of fact made in the Documents. I have not independently established the facts so relied on. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

                  For purposes of this opinion letter, I have assumed that (i) each of the parties to each of the Loan Documents (other than the Company) has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations under the Loan Documents to which it is a party and each of such parties has complied with all legal requirements pertaining to their status as such status relates to their rights to enforce each of the Loan Documents to which it is a party against the Company, (ii) each of such parties has duly authorized, executed and delivered each of the Loan Documents to which it is a party, (iii) each of such parties is validly existing and in good standing in all necessary jurisdictions,
(iv) each of the Loan Documents constitutes the valid and binding obligation of each of the parties thereto, enforceable against each of such parties in accordance with their respective terms, (v) there has been no mutual mistake of fact or misunderstanding or fraud, duress or undue influence in connection with the negotiation, execution or delivery of any of the Loan Documents, and the conduct of each of the parties to each of the Loan Documents to which it is a party has complied with any requirements of good faith, fair dealing and conscionability and (vi) there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of any of the Loan Documents. I have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter unless a reported decision of a federal court or a court in the applicable jurisdiction has established its unconstitutionality or invalidity.

                  For purposes of the opinions set forth in  paragraphs  (d) and
(e) below, I have made the following further assumptions: (i) that all orders, judgments, decrees, agreements and contracts would be enforced as written; (ii) that the Company will not in the future take any discretionary action (including a decision not to act) permitted under any of the Loan Documents that would result in a violation of law or constitute a breach or default under any order, judgment, decree, agreement or contract; (iii) that the Company will obtain all permits and governmental approvals required in the future, and take all actions required, relevant to subsequent consummation of the transactions contemplated under each of the Loan Documents or performance of each of the Loan Documents; and (iv) that all parties to each of the Loan Documents will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of such Loan Documents.

                  This opinion letter is based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) the Investment Company Act of 1940, as amended, (ii) the Public Utility Holding Company Act of 1935, as amended, (iii) Colorado law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of Colorado), and (iv) federal securities and tax laws and regulations; except that I express no opinion as to antitrust, unfair competition or banking laws or regulations and I express no opinion as to any other laws, statutes, rules or regulations not specifically identified above in clauses (i), (ii), (iii) and (iv); it being understood that, with respect to clauses (iii) and (iv) above, the opinions expressed herein are based upon a review of those laws, statutes and regulations that, in my experience, are generally recognized as applicable to the transactions contemplated in the Loan Documents.

                  Based upon, subject to and limited by the foregoing, we are of the opinion that:

                  (a) Each of the Company and the Related Subsidiaries is validly existing as a corporation and in good standing in the state or country of incorporation and has all requisite authority to conduct their business in each jurisdiction in which their business is conducted where the failure to do so would have a Material Adverse Effect on the Company or any such Related Subsidiary.

                  (b) The Company has the corporate power to execute, deliver and perform each of the Loan Documents. The execution, delivery and performance by the Company of each of the Loan Documents have been duly authorized by all necessary corporate action of the Company.

                  (c) Each of the Loan Documents has been duly executed and delivered on behalf of the Company.

                  (d) The execution, delivery and performance by the Company of the Loan Documents do not (i) require any approval of the shareholders of the Company or any Related Subsidiary, (ii) violate the Articles of Incorporation or Bylaws of the Company or any Related Subsidiary, (iii) violate any provision of any federal statute or regulation covered by this opinion letter or any Colorado state statute or regulation covered by this opinion letter, (iv) violate any court or administrative order, judgment or decree that names the Company or any Related Subsidiary, (v) breach or constitute a default under any agreement or contract to which the Company or any Related Subsidiary is a party, or (vi) result in or require the creation or imposition of any Lien pursuant to the provisions of any agreement or contract to which the Company or any Related Subsidiary is a party.

                  (e) No approval or consent of, or registration or filing with, any governmental agency is required to be obtained or made by the Company or any Related Subsidiary in connection with the execution, delivery and performance by the Company of the Loan Documents.

                  (f) There are no actions, suits or proceedings pending or overtly threatened in writing against the Company or any Related Subsidiary, or in which the Company or any Related Subsidiary is a party, before any court or governmental department, commission, board, bureau, agency or instrumentality that, if adversely determined, would materially adversely affect the business or financial condition of the Company or any Related Subsidiary or the ability of the Company to perform its obligations under any of the Loan Documents.

                  (g) Neither the Company nor any Related Subsidiary is (i) an "investment company," as such term is defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  In addition to the qualifications, exceptions and limitations elsewhere set forth in this opinion letter, the opinions expressed above are also subject to the effect of: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers); and (ii) the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, reasonableness, conscionability and materiality (regardless of whether the applicable agreements are considered in a proceeding in equity or at law).

                  I assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the closing under the Credit Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without my prior written consent, except that your successors and assigns may rely upon this opinion letter (it being understood that this opinion letter speaks only as of the date hereof, and that no such reliance will have any effect on the scope, phrasing or originally intended use of this opinion letter).

                                                              Very truly yours,

                                   Schedule A

Citibank, N.A.
Wells Fargo Bank West, N.A.
The Chase Manhattan Bank
The Board of  Governors of the Bank of Ireland
Bank of New York
Credit  Suisse First Boston
Firstar Bank N.A.
Fleet National Bank
HSBC
The Royal Bank of Scotland plc
State Street Bank and Trust Company
UMB, N.A.

                                                                       EXHIBIT D


                                    [FORM OF]

                             COMPLIANCE CERTIFICATE

To:      The Lenders party to the
         Credit Agreement described below

         care of

         Citibank, N.A., as Agent

         for the Lenders referred to below
         399 Park Avenue
         New York, NY 10043
         Attention:  Diane Ferguson

                      Matthew Nicholls

                  This Compliance Certificate is furnished pursuant to the Five-Year Credit Agreement dated as of December 7, 2000 (the "Agreement"), among Stilwell Financial Inc. ("Stilwell"), Janus Capital Corporation, the Lenders from time to time party thereto, Citibank, N.A., as Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings assigned to them in the Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1.  I am the duly elected chief financial officer of Stilwell;

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers and the Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The form attached hereto sets forth financial data and computations evidencing the Borrowers' and the Subsidiaries' compliance with certain covenants of the Agreement, including Section 6.01(iv) and Section 6.07, all of which data and computations are true, complete and correct; and

                  4. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below:

                  [Describe the exceptions by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, is taking, or proposes to take with respect to each such condition or event]

                  The foregoing certifications, together with the computations required by the Credit Agreement attached hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and
delivered this     day of        , 20  .



                                      -------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT E


               [Letterhead of Prospective Assignee or Participant]

                                    [FORM OF]

                            CONFIDENTIALITY AGREEMENT

                                                                          [Date]


Citibank, N.A., as Agent
  for the Lenders referred to below
Two Penns Way, Suite 200
New Castle, DE 19720
Attention: Brian Maxwell


                             Stilwell Financial Inc.
                            Janus Capital Corporation
                            Confidentiality Agreement

Dear Sirs:

                  In connection with our possible acquisition of an interest in the credit facility (the "Facility") established by the Five-Year Credit Agreement dated as of December 7, 2000, among the Borrowers as defined therein, the lenders from time to time party thereto (the "Lenders"), Citibank, N.A., as Agent, Wells Fargo Bank West, N.A., as Documentation Agent, and The Chase Manhattan Bank, as Syndication Agent, you, the Borrowers or any Lender may furnish us with confidential documents, materials and information (the "Information") relating to the Borrowers.

                  We agree to keep confidential and not to disclose (and to cause our officers, directors, employees, agents, Affiliates and representatives to keep confidential and not to disclose) and, at the request of you or the Borrowers, promptly to return or destroy, the Information and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that we shall be permitted to disclose Information (i) to such of our officers, directors, employees, advisors, agents, Affiliates and representatives as need to know such Information in connection with such acquisition; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any governmental agency or authority having jurisdiction over us; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach by us of this letter, (B) is generated by us or becomes available to us on a nonconfidential basis from a source other than you, the Borrowers or any Lender or (C) was available to us on a nonconfidential basis prior to its disclosure to us by you, the Borrowers or any Lender; or (iv) to the extent the Borrowers shall have consented in writing to such disclosure.

                  Notwithstanding anything to the contrary contained above, we shall be entitled to retain all Information to use for the administration of our interests and the protection of our rights under the Facility.

                  The Borrower shall be a third party beneficiary of this Agreement.


                                Very truly yours,

                                [Name of potential
                                participant/assignee]

                                   by
                                        ---------------------------------
                                        Name:
                                        Title:

                                                                   SCHEDULE 2.01


                                   Commitments
                                   -----------
Name of Lender                                                      Commitment
--------------                                                    --------------

Citibank, N.A.                                                       $37,500,000


Wells Fargo Bank West, N.A.                                          $35,000,000


The Chase Manhattan Bank                                             $37,500,000


Bank of America, N.A.                                                $23,000,000


Bank of Ireland                                                       $5,000,000


Bank of New York                                                     $35,000,000


Credit Suisse First Boston                                           $11,500,000


Firstar Bank, N.A.                                                   $23,000,000


Fleet National Bank                                                  $23,000,000


HSBC                                                                 $11,500,000


The Royal Bank of Scotland                                           $11,500,000


State Street Bank and Trust Company                                  $35,000,000


UMB, N.A.                                                            $11,500,000
                                                                     -----------

Total Commitment                                                    $300,000,000

                            STILWELL FINANCIAL INC.
                   FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING
                            CREDIT FACILITY AGREEMENT
                                  SCHEDULE 3.08
                                   LITIGATION
                               (See Section 3.08)





                                      None

                             STILWELL FINANCIAL INC.
                   FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING
                            CREDIT FACILITY AGREEMENT
                                  SCHEDULE 3.15
                              DIVIDEND RESTRICTIONS
                               (See Section 3.15)





                                      None

                             STILWELL FINANCIAL INC.
                   FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING
                            CREDIT FACILITY AGREEMENT
                                  SCHEDULE 6.01
                                  INDEBTEDNESS
                               (See Section 6.01)





                                      None

                             STILWELL FINANCIAL INC.
                   FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING
                            CREDIT FACILITY AGREEMENT
                                  SCHEDULE 6.02
                                      LIENS
                               (See Section 6.02)





                                      None